UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05436
                                                     -------------

                          Phoenix Multi-Portfolio Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Kevin J. Carr, Esq.
 Vice President, Chief Legal Officer,                   John H. Beers, Esq.
 Counsel and Secretary for Registrant              Vice President and Secretary
    Phoenix Life Insurance Company                Phoenix Life Insurance Company
           One American Row                              One American Row
          Hartford, CT 06102                            Hartford, CT 06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                      Date of fiscal year end: November 30
                                              ------------

                   Date of reporting period: November 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                               NOVEMBER 30, 2005

--------------------------------------------------------------------------------

      ANNUAL REPORT

         PHOENIX EMERGING MARKETS BOND FUND

              FORMERLY PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

         PHOENIX INTERNATIONAL STRATEGIES FUND

              FORMERLY PHOENIX-ABERDEEN INTERNATIONAL FUND

         PHOENIX REAL ESTATE SECURITIES FUND

              FORMERLY PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

         PHOENIX TAX-EXEMPT BOND FUND

              FORMERLY PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                [GRAPHIC OMITTED]
                               GET FUND DOCUMENTS
                               BY E-MAIL INSTEAD.

                              ELIGIBLE SHAREHOLDERS
                           MAY SIGN UP FOR E-DELIVERY
                              AT PHOENIXFUNDS.COM.

TRUST NAME: PHOENIX MULTI-PORTFOLIO FUND

[LOGO] PHOENIXFUNDS(SM)

     --------------------------------------------------------------------
     Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
     --------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      I encourage you to review this annual report for the Phoenix Emerging Markets Bond Fund, Phoenix International Strategies Fund, Phoenix Real Estate Securities Fund and Phoenix Tax-Exempt Bond Fund, for the fiscal year ended November 30, 2005.

      As we near the end of the calendar year, the pace of U.S. economic growth has picked up, and the equity markets have begun to rally. At the same time, rising interest rates and energy prices continue to weigh on the consumer. Hurricanes Katrina and Rita have slowed the pace of growth more recently but the impact is expected to be short lived. For the near term, the Federal Reserve's monetary policy, rising inflation and record deficits will likely keep upward pressure on interest rates, particularly in the front end of the yield curve.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

DECEMBER 2005

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ..................................................................    3

Phoenix Emerging Markets Bond Fund ........................................    6

Phoenix International Strategies Fund .....................................   16

Phoenix Real Estate Securities Fund .......................................   29

Phoenix Tax-Exempt Bond Fund ..............................................   38

Notes to Financial Statements .............................................   48

Report of Independent Registered Public Accounting Firm ...................   53

Board of Trustees' Consideration of Advisory and Subadvisory Agreements ...   54

Results of Shareholder Meetings ...........................................   61

Fund Management Tables ....................................................   63

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)

The Advisers and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's single currency, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

EUROPEAN UNION (EU)
A group of European countries, whose member states have set up common institutions to which they delegate some of their sovereignty so that decisions on specific matters of joint interest can be made democratically at a European level. Today, the EU embraces 25 countries and approximately 450 million people.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)
A congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
The J.P. Morgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
A market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MSCI EAFE(R) INDEX
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
Measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

PAYMENT-IN-KIND SECURITY (PIK)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Q-SBLF (QUALIFIED SCHOOL BOARD LOAN FUND)
This is the State of Michigan's guarantee on the bonds. The term "qualified bonds" are general obligation bonds of school districts issued for capital expenditures to moderate the local tax burden.

RADIAN (RADIAN ASSET ASSURANCE, INC.)
A leading provider of financial guaranty insurance for municipal bonds, asset-backed securities and structured finance transactions in the global markets.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX
The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

THE FOLLOWING COMMENTARY WAS PREPARED BY PHOENIX INVESTMENT COUNSEL, INC., MANAGER OF THE FUND DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005. EFFECTIVE DECEMBER 1, 2005, HSBC HALBIS PARTNERS (USA), INC. ASSUMED MANAGEMENT OF THE FUND AND WILL PROVIDE FUTURE COMMENTARY.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: During this reporting period, the Fund's Class A shares returned 10.78%, Class B shares returned 9.94%, and Class C shares returned 9.88%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.40%, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which is the Fund's style-specific index appropriate for comparison, returned 12.57%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Equity markets outperformed bond markets as the Federal Reserve steadily increased short-term interest rates. The S&P 500(R) Index returned 8.45% during the period, compared to a 2.40% return for the Lehman Brothers Aggregate Bond Index. However, emerging market bonds outperformed the general bond market and the S&P 500 Index, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, which returned 12.57% for the period.

Emerging market bonds benefited from improving country fundamentals, driven by higher commodity prices, especially higher oil prices, but also including prices on certain metals and agricultural products. The resulting higher trade flows from natural resource-driven economies have helped many countries including Russia, Mexico and to a lesser extent, Brazil, improve their fiscal and current account balances, maintain solid economic growth, and attain debt rating upgrades.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The Fund's shorter duration, higher credit quality and lower weightings to Brazil and Russia hurt performance relative to the benchmark, the J.P. Morgan Emerging Markets Bond Index Plus. On the other hand, the Fund's underweightings to Mexico and Turkey helped performance relative to the index.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                                             INCEPTION    INCEPTION
                                              1 YEAR   5 YEARS   10 YEARS   TO 11/30/05     DATE
                                              ------   -------   --------   -----------   ---------
Class A Shares at NAV(2)                       10.78%    14.07%     12.49%           --          --
Class A Shares at POP(3)                        5.52     12.96      11.94            --          --

Class B Shares at NAV(2)                        9.94     13.22      11.62            --          --
Class B Shares with CDSC(4)                     5.94     13.22      11.62            --          --

Class C Shares at NAV(2)                        9.88     13.17         --          5.59%    3/26/98
Class C Shares with CDSC(4)                     9.88     13.17         --          5.59     3/26/98

Lehman Brothers Aggregate Bond Index            2.40      6.06       6.21          5.98     3/26/98

J.P. Morgan Emerging Markets Bond Index Plus   12.57     13.35      14.17         10.27     3/26/98

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

          Phoenix Emerging  Phoenix Emerging     J.P. Morgan     Lehman Brothers
         Markets Bond Fund  Markets Bond Fund  Emerging Markets   Aggregate Bond
              Class A            Class B        Bond Index Plus       Index
         -----------------  -----------------  ----------------  ---------------
11/30/95      $ 9,525            $10,000           $10,000           $10,000
11/29/96       15,257             15,894            14,739            10,607
11/28/97       17,075             17,654            16,296            11,408
11/30/98       12,430             12,753            14,809            12,486
11/30/99       15,616             15,880            17,256            12,481
11/30/00       15,997             16,133            20,117            13,612
11/30/01       17,184             17,212            20,579            15,131
11/29/02       19,685             19,587            23,133            16,242
11/28/03       25,382             25,054            29,776            17,084
11/30/04       27,884             27,303            33,441            17,843
11/30/05       30,890             30,017            37,644            18,271

For information regarding the indexes, see the glossary on page 3.

Phoenix Emerging Markets Bond Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Emerging Markets Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

   Emerging Markets         Beginning          Ending       Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class A            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,053.00          $8.47

Hypothetical (5% return
  before expenses)           1,000.00         1,016.71           8.35

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.78%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,107.80.

   Emerging Markets         Beginning          Ending       Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class B            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,049.00          $12.43

Hypothetical (5% return
  before expenses)           1,000.00         1,012.78           12.29

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.94%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,099.40.

   Emerging Markets         Beginning         Ending        Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class C            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,048.70          $12.37

Hypothetical (5% return
  before expenses)           1,000.00         1,012.84           12.23

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.41%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.88%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,098.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(g)
--------------------------------------------------------------------------------
 1.  Federative Republic of Brazil 10.50%, 7/14/14                          4.5%
 2.  U.S. Treasury Note 4.25%, 11/30/07                                     4.3%
 3.  Russian Federation RegS 12.75%, 6/24/28                                4.0%
 4.  Federative Republic of Brazil 8.88%, 10/14/19                          3.9%
 5.  Republic of Venezuela 9.25%, 9/15/27                                   3.7%
 6.  Republic of Colombia 8.13%, 5/21/24                                    3.6%
 7.  Federative Republic of Brazil 11.00%, 1/11/12                          3.2%
 8.  Russian Federation RegS 11.00%, 7/24/18                                3.2%
 9.  Republic of Turkey 11.00%, 1/14/13                                     2.7%
10.  Pemex Project Funding Master Trust 144A 8.63%, 12/1/23                 2.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Brazil                   18%
Mexico                   18
Russia                   13
Turkey                    9
Venezuela                 5
Philippines               5
United States             4
Other                    28

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
U.S. GOVERNMENT SECURITIES--4.3%

U.S. TREASURY NOTES--4.3%
U.S. Treasury Note 4.25%, 11/30/07 ...................   $ 2,000    $ 1,993,594
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,996,801)                                          1,993,594
-------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--56.8%

ARGENTINA--1.5%
Republic of Argentina PIK Interest Capitalization
8.28%, 12/31/33 ......................................       691        579,891

Republic of Argentina 5.83%, 12/31/33 ................        33(f)      12,605
Republic of Argentina Series GDP 0%, 12/15/35(c) .....     2,050         94,800
Republic of Argentina Series PGDP 0%, 12/15/35(c) ....        97(f)       1,393
                                                                    -----------
                                                                        688,689
                                                                    -----------

BRAZIL--13.7%
Federative Republic of Brazil 11%, 1/11/12 ...........     1,250      1,506,875
Federative Republic of Brazil 10.50%, 7/14/14 ........     1,750      2,092,125

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
BRAZIL--CONTINUED
Federative Republic of Brazil 7.875%, 3/7/15 .........   $   500    $   514,250
Federative Republic of Brazil 8.875%, 10/14/19 .......     1,700      1,817,300
Federative Republic of Brazil 11%, 8/17/40 ...........       350        431,637
                                                                    -----------
                                                                      6,362,187
                                                                    -----------

COLOMBIA--3.6%
Republic of Colombia 8.125%, 5/21/24 .................     1,600      1,692,800

EL SALVADOR--0.6%
Republic of El Salvador 144A 7.625%, 9/21/34(b) ......       250        271,875

GUATEMALA--0.7%
Republic of Guatemala 144A 8.125%, 10/6/34(b) ........       300        327,000

MEXICO--3.6%
United Mexican States 8.125%, 12/30/19 ...............       450        551,250
United Mexican States 8.30%, 8/15/31 .................       900      1,145,250
                                                                    -----------
                                                                      1,696,500
                                                                    -----------

PANAMA--1.2%
Republic of Panama 9.375%, 1/16/23 ...................       450        552,375

                       See Notes to Financial Statements                      9

Phoenix Emerging Markets Bond Fund
                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
PERU--3.5%
Republic of Peru 8.375%, 5/3/16 ......................   $   500    $   570,000
Republic of Peru 7.35%, 7/21/25 ......................       235        242,873
Republic of Peru PDI 5%, 3/7/17(c) ...................       820        795,400
                                                                    -----------
                                                                      1,608,273
                                                                    -----------

PHILIPPINES--4.7%
Republic of Philippines 8.375%, 2/15/11 ..............     1,000      1,066,250
Republic of Philippines 9.50%, 2/2/30 ................     1,000      1,127,500
                                                                    -----------
                                                                      2,193,750
                                                                    -----------

RUSSIA--9.4%
Russian Federation RegS 10%, 6/26/07(e) ..............     1,000      1,073,700
Russian Federation RegS 11%, 7/24/18(e) ..............     1,000      1,478,750
Russian Federation RegS 12.75%, 6/24/28(e) ...........     1,000      1,842,500
                                                                    -----------
                                                                      4,394,950
                                                                    -----------

TURKEY--8.2%
Republic of Turkey 9.875%, 3/19/08 ...................       800        877,000
Republic of Turkey 11%, 1/14/13 ......................     1,000      1,266,250
Republic of Turkey 9.50%, 1/15/14 ....................       700        833,000
Republic of Turkey 8%, 2/14/34 .......................       800        852,000
                                                                    -----------
                                                                      3,828,250
                                                                    -----------

URUGUAY--1.1%
Republic of Uruguay 7.25%, 2/15/11 ...................       500        510,000

VENEZUELA--5.0%
Republic of Venezuela 10.75%, 9/19/13 ................       500        601,250
Republic of Venezuela 9.25%, 9/15/27 .................     1,500      1,734,750
                                                                    -----------
                                                                      2,336,000
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $23,554,341)                                        26,462,649
-------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--31.3%

ARGENTINA--1.0%
Transportadora de Gas del Sur SA RegS 7%,
12/15/13 (Gas Utilities)(c)(e) .......................       500        490,000

BRAZIL--3.5%
CSN Islands VIII Corp. 144A 9.75%,
12/16/13 (Steel)(b) ..................................       500        547,500

CSN Islands VIII Corp. RegS 9.75%,
12/16/13 (Steel)(e) ..................................       500        545,625

Votorantim Overseas III 144A 7.875%,
1/23/14 (Building Products)(b) .......................       500        528,750
                                                                    -----------
                                                                      1,621,875
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
CHILE--1.8%
Celulosa Arauco Constituci 5.625%, 4/20/15
(Paper Products) .....................................   $   300    $   294,988

Enersis SA 7.375%, 1/15/14 (Electric Utilities) ......       500        536,370
                                                                    -----------
                                                                        831,358
                                                                    -----------

GERMANY--2.1%
Aries Vermoegensverwaltung GmbH 144A 9.60%,
10/25/14 (Other Diversified Financial
Services)(b) .........................................       750        964,686

INDIA--1.1%
Vedanta Resources plc 144A 6.625%, 2/22/10
(Diversified Metals & Mining)(b) .....................       500        490,768

INDONESIA--2.4%
Freeport-McMoRan Copper & Gold, Inc. 10.125%,
2/1/10 (Diversified Metals & Mining) .................     1,000      1,100,000

JAPAN--1.6%
Sumitomo Mitsui Banking Corp. 144A 5.625%,
7/29/49 (Diversified Banks)(b)(c) ....................       750        741,472

KAZAKHSTAN--1.1%
Kazkommerts International BV RegS 8.50%,
4/16/13 (Diversified Banks)(e) .......................       500        531,875

MEXICO--13.3%
America Movil SA de CV 5.50%, 3/1/14
(Wireless Telecommunication Services) ................     1,000        977,913

Banco Mercantil del Norte SA 144A 5.875%,
2/17/14 (Regional Banks)(b)(c) .......................     1,000        992,500

Gruma SA de CV 144A 7.75%, 12/29/49
(Packaged Foods & Meats)(b) ..........................       500        505,000

Innova S de R.L. 9.375%, 9/19/13
(Integrated Telecommunication Services) ..............       500        557,500

Pemex Project Funding Master Trust 144A 5.75%,
12/15/15 (Oil & Gas Exploration & Production)(b) .....     1,000        982,500

Pemex Project Funding Master Trust 144A 8.625%,
12/1/23 (Oil & Gas Exploration & Production)(b) ......     1,000      1,215,000

Telefonos de Mexico SA de CV 5.50%, 1/27/15
(Integrated Telecommunication Services) ..............     1,000        975,400
                                                                    -----------
                                                                      6,205,813
                                                                    -----------

RUSSIA--2.9%
Gazprom OAO 144A 9.625%, 3/1/13 (Oil & Gas
Storage & Transportation)(b) .........................       250        300,000

Mobile Telesystems Finance SA RegS 8.375%,
10/14/10 (Wireless Telecommunication Services)(e) ....     1,000      1,053,000
                                                                    -----------
                                                                      1,353,000
                                                                    -----------

10                       See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                      -------    -----------
UKRAINE--0.5%
Kyivstar GSM 144A 7.75%, 4/27/12 (Integrated
Telecommunication Services)(b) ...................    $   250    $   255,937
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $14,135,332)                                     14,586,784
----------------------------------------------------------------------------

                                                       SHARES
                                                      -------
FOREIGN COMMON STOCKS(d)--0.0%

BRAZIL--0.0%
Tele Centro Oeste Celular Participacoes SA ADR
(Wireless Telecommunication Services) ............      1,410         13,959
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $13,557)                                             13,959
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.4%
(IDENTIFIED COST $39,700,031)                                     43,056,986
----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      -------
SHORT-TERM INVESTMENTS--1.2%

COMMERCIAL PAPER(h)--1.2%
Danske Corp. 4.02%, 12/1/05 ......................    $   585        585,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $585,000)                                           585,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--93.6%
(IDENTIFIED COST $40,285,031)                                     43,641,986(a)

Other assets and liabilities, net--6.4%                            2,971,672
                                                                 -----------
NET ASSETS--100.0%                                               $46,613,658
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,118,375 and gross depreciation of $222,769 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $40,746,380.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities amounted to a value of $8,122,988 or 17.4% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f)   Par value represents Argentine Peso.

(g)   Table excludes short term investments.

(h)   The rate shown is the discount rate.

                      See Notes to Financial Statements                      11

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $40,285,031)                                  $  43,641,986
Cash                                                                     79,227
Receivables
   Investment securities sold                                         2,281,715
   Dividends and interest                                               919,564
   Fund shares sold                                                     166,552
Trustee retainer                                                            971
Prepaid expenses                                                         16,937
                                                                  -------------
      Total assets                                                   47,106,952
                                                                  -------------

LIABILITIES
Payables
   Fund shares repurchased                                              378,503
   Professional fee                                                      30,558
   Investment advisory fee                                               28,209
   Distribution and service fees                                         21,322
   Transfer agent fee                                                    17,246
   Financial agent fee                                                    4,782
   Other accrued expenses                                                12,674
                                                                  -------------
      Total liabilities                                                 493,294
                                                                  -------------
NET ASSETS                                                        $  46,613,658
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  68,422,718
Distributions in excess of net investment income                       (111,226)
Accumulated net realized loss                                       (25,054,782)
Net unrealized appreciation                                           3,356,948
                                                                  -------------
NET ASSETS                                                        $  46,613,658
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $27,449,561)                   3,207,246
Net asset value per share                                         $        8.56
Offering price per share $8.56/(1-4.75%)                          $        8.99

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,140,238)                   2,049,831
Net asset value and offering price per share                      $        8.36

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,023,859)                      240,633
Net asset value and offering price per share                      $        8.41

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Interest                                                          $   3,524,410
Dividends                                                                21,803
Foreign taxes withheld                                                   (3,325)
                                                                  -------------
      Total investment income                                         3,542,888
                                                                  -------------
EXPENSES
Investment advisory fee                                                 353,755
Service fees, Class A                                                    58,010
Distribution and service fees, Class B                                  218,815
Distribution and service fees, Class C                                   20,819
Financial agent fee                                                      59,846
Transfer agent                                                           96,550
Professional                                                             38,992
Registration                                                             31,372
Trustees                                                                 30,181
Custodian                                                                27,260
Printing                                                                 13,272
Miscellaneous                                                            24,566
                                                                  -------------
      Total expenses                                                    973,438
Custodian fees paid indirectly                                           (1,053)
                                                                  -------------
      Net expenses                                                      972,385
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                          2,570,503
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 920,342
Net realized gain (loss) on foreign currency transactions                (4,604)
Net change in unrealized appreciation (depreciation) on
   investments                                                        1,184,598
Net change in unrealized appreciation (depreciation) on foreign
   currency transactions and translation                                     56
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                        2,100,392
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      $   4,670,895
                                                                  =============

12                      See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended            Year Ended
                                                                                     November 30, 2005    November 30, 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $       2,570,503    $       3,448,716
   Net realized gain (loss)                                                                    915,738            2,995,524
   Net change in unrealized appreciation (depreciation)                                      1,184,654           (1,300,650)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               4,670,895            5,143,590
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                           (1,520,583)          (2,029,441)
   Net investment income, Class B                                                           (1,297,548)          (2,237,788)
   Net investment income, Class C                                                             (122,905)            (160,185)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (2,941,036)          (4,427,414)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,218,710 and 567,480 shares, respectively)               10,309,554            4,603,021
   Net asset value of shares issued from reinvestment of distributions
      (114,909 and 122,497 shares, respectively)                                               964,645              989,081
   Cost of shares repurchased (864,222 and 2,401,172 shares, respectively)                  (7,265,368)         (19,176,555)
                                                                                     -----------------    -----------------
Total                                                                                        4,008,831          (13,584,453)
                                                                                     -----------------    -----------------
CLASS B
   Proceeds from sales of shares (120,825 and 195,026 shares, respectively)                    994,475            1,575,767
   Net asset value of shares issued from reinvestment of distributions
      (62,066 and 102,160 shares, respectively)                                                508,616              808,579
   Cost of shares repurchased (1,460,284 and 2,616,429 shares, respectively)               (12,015,180)         (20,613,444)
                                                                                     -----------------    -----------------
Total                                                                                      (10,512,089)         (18,229,098)
                                                                                     -----------------    -----------------
CLASS C
   Proceeds from sales of shares (37,526 and 76,545 shares, respectively)                      311,400              624,362
   Net asset value of shares issued from reinvestment of distributions
      (9,138 and 8,556 shares, respectively)                                                    75,419               67,955
   Cost of shares repurchased (66,661 and 254,314 shares, respectively)                       (550,716)          (2,043,115)
                                                                                     -----------------    -----------------
Total                                                                                         (163,897)          (1,350,798)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                (6,667,155)         (33,164,349)
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    (4,937,296)         (32,448,173)

NET ASSETS
   Beginning of period                                                                      51,550,954           83,999,127
                                                                                     -----------------    -----------------
   END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
      UNDISTRIBUTED NET INVESTMENT INCOME OF ($111,226) AND $94,193, RESPECTIVELY)   $      46,613,658    $      51,550,954
                                                                                     =================    =================

                        See Notes to Financial Statements                     13

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                2005         2004        2003(5)      2002(4)(5)      2001(5)
Net asset value, beginning of period          $    8.25    $    8.07    $    6.80     $     6.58     $    6.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.49(2)      0.47(2)      0.67           0.65(2)       0.85
   Net realized and unrealized gain (loss)         0.37         0.29         1.22           0.28         (0.31)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.86         0.76         1.89           0.93          0.54
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.55)       (0.58)       (0.62)         (0.57)        (0.92)
   Return of capital                                 --           --           --          (0.14)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.55)       (0.58)       (0.62)         (0.71)        (0.92)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.31         0.18         1.27           0.22         (0.38)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.56    $    8.25    $    8.07     $     6.80     $    6.58
                                              =========    =========    =========     ==========     =========
Total return(1)                                   10.78%        9.86%       28.94%         14.55%         7.42%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  27,450    $  22,583   $   35,910     $   31,401     $  30,202
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.67%        1.53%        1.49%(3)       1.58%(3)      1.58%
   Net investment income                           5.83%        5.75%        7.73%          9.47%        12.50%
Portfolio turnover                                   33%         140%         491%           588%          932%

                                                                           CLASS B
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                 2005         2004       2003(6)      2002(4)(6)      2001(6)
Net asset value, beginning of period          $    8.07    $    7.91    $    6.68     $     6.47     $    6.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.42(2)      0.40(2)      0.58           0.59(2)       0.80
   Net realized and unrealized gain (loss)         0.36         0.28         1.22           0.28         (0.33)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.78         0.68         1.80           0.87          0.47
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.49)       (0.52)       (0.57)         (0.53)        (0.86)
   Return of capital                                 --           --           --          (0.13)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.49)       (0.52)       (0.57)         (0.66)        (0.86)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.29         0.16         1.23           0.21         (0.39)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.36    $    8.07    $    7.91     $     6.68     $    6.47
                                              =========    =========    =========     ==========     =========
Total return(1)                                    9.94%        8.98%       27.91%         13.80%         6.68%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  17,140    $  26,853    $  44,671     $   46,865     $  48,495
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%        2.29%        2.24%(3)       2.33%(3)      2.33%
   Net investment income                           5.08%        4.99%        7.02%          8.78%        11.76%
Portfolio turnover                                   33%         140%         491%           588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) For the periods ended November 30, 2003 and 2002 for Class A and for the periods ended November 30, 2003 and 2002 for Class B the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.

(4) As required, effective December 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income
      (loss) per share from $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.05 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.31% for the period ended November 30, 2003 and decreased by 0.20% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

14                      See Notes to Financial Statements

 Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS C
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                 2005        2004        2003(4)      2002(3)(4)      2001(4)
Net asset value, beginning of period          $    8.12    $    7.95    $    6.73     $     6.51     $    6.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.42(2)      0.40(2)      0.58           0.60(2)       0.81
   Net realized and unrealized gain (loss)         0.36         0.29         1.21           0.28         (0.33)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.78         0.69         1.79           0.88          0.48
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.49)       (0.52)       (0.57)         (0.53)        (0.86)
   Return of capital                                 --           --           --          (0.13)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.49)       (0.52)       (0.57)         (0.66)        (0.86)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.29         0.17         1.22           0.22         (0.38)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.41    $    8.12    $    7.95     $     6.73     $    6.51
                                              =========    =========    =========     ==========     =========
Total return(1)                                    9.88%        9.06%       27.54%         13.88%         6.65%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $   2,024    $   2,115    $   3,418     $    2,783     $   2,399

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%        2.29%        2.24%          2.33%         2.33%
   Net investment income                           5.08%        4.98%        7.06%          8.71%        11.77%
Portfolio turnover                                   33%         140%         491%           588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12% and 0.60% for the periods ended November 30, 2002 and 2001, respectively.

                        See Notes to Financial Statements                     15

PHOENIX INTERNATIONAL STRATEGIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAMS AT ACADIAN AND NEW STAR

ON JULY 1, 2005, ACADIAN ASSET MANAGEMENT, INC. AND NEW STAR INSTITUTIONAL MANAGERS LIMITED BECAME SUBADVISERS FOR THE PHOENIX INTERNATIONAL STRATEGIES FUND, EACH AUTONOMOUSLY MANAGING ONE HALF OF THE PORTFOLIO IN THEIR RESPECTIVE VALUE AND GROWTH INVESTMENT STYLES. IN THE FOLLOWING COMMENTARY, ACADIAN AND NEW STAR EACH DISCUSS THEIR VIEWS OF THE INTERNATIONAL MARKETS AND THE PERFORMANCE OF THEIR PORTION OF THE PORTFOLIO SINCE THE FUND HAS BEEN UNDER THEIR MANAGEMENT.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the fiscal year ended November 30, 2005, the Fund's Class A shares returned 13.61%, Class B shares returned 12.74% and Class C shares returned 12.67%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.45%, and the MSCI EAFE(R) Index, which is the Fund's style-specific index appropriate for comparison, returned 13.72%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: In Acadian's view, for the fiscal year ended November 30, 2005, world markets showed notable strength, despite some fluctuation in the first half of 2005, which saw record-high energy prices, inflationary pressures and other global concerns. The dollar strengthened overall against other major currencies.

      European markets were up overall, and the growth outlook in this region was largely positive during the period, despite political friction caused by the French and Dutch rejections of the European Union constitution and the mixed results of the German chancellor election. The encouraging outlook, coupled with continuing pressures on core inflation, prompted the European Central Bank to raise interest rates on December 1 -- the first such hike in five years. Further supporting this move were improved growth expectations in Germany and France. The United Kingdom's performance was positive, but with a lackluster economic outlook for much of the period, its gain was lower than the overall European market.

      For the period, the Asia-Pacific region produced the strongest return in the developed world. This result was fueled by Japan, whose economic recovery steadily continued. Japan's jobless rate fell, wage and labor conditions improved, corporate profits recovered and industrial production and export growth picked up. Domestic demand also began to show signs of improvement.

      The emerging markets had a very strong run over the period. Improving fundamentals, foreign demand and controlled inflation helped drive performance in these markets. The Latin American markets posted a remarkable gain, while other strong markets included Turkey, as prospects brightened for joining the European Union, and energy-rich Russia. Asian emerging markets also were up, bolstered by Korea and China.

      In New Star's view, over the past 12 months, international markets as measured by the MSCI EAFE Index, rose 13.72%, led by strong performances from Japan and non-Euro bloc European countries, such as Switzerland and Norway. Local currency performance was, on the whole, stronger but was countered by a strengthening U.S. dollar.

      Japan really started to perform following the reelection of Prime Minister Junichiro Koizumi, which gave the market, and international investors in particular, cause to believe that reform and restructuring will continue and deepen.

      Europe generally performed reasonably well as corporate restructuring continued, monetary conditions were benign and domestic institutions had low equity weightings. However, the UK lagged as domestic institutions, which were overweight equities, opportunistically sold into the strength of the market.

      With the seemingly inexorable rise of developing countries, such as India and China, combining with a solid recovery in global GDP, demand for commodities and basic raw materials continued to soar, benefiting the likes of Canada and Australia.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For Acadian's half of the portfolio, successful stock selection, supported to a lesser extent by market weightings, had a positive impact on performance. The combination of stock selection and market weightings in the United Kingdom, Singapore, Hong Kong and France were significant drivers of excess return. Also contributing to performance was stock selection in the Netherlands and Australia, as well as active allocations to emerging markets Russia and Korea.

      In terms of less successful investments, a combination of stock selection and country allocations in Japan and Italy detracted from active return, along with an active allocation to emerging market Taiwan.

      For New Star's half of the portfolio, underweighting in the UK equity market helped the Fund's performance this year. We made this decision based on the lack of prospects for corporations, the rising interest rate outlook and the high levels of equity ownership by local institutions.

      On the other hand, European stocks detracted from portfolio performance over the last six months due to our underweighting in basic materials and other cyclicals that continued to outperform quality growth companies. We expect that earnings upgrades, which have come though very strongly for an almost unprecedented two years now, will be harder to come by next year. If that does occur, companies that continue to deliver upgrades, even if modest, will be rewarded, and the portfolio has been positioned to take advantage of that possibility.

      New Star's portion of the portfolio also under-performed in Japan as big banks led the rally and the Fund did not participate in this industry sector. This turnaround in bank sentiment led to substantial performance in a sector that has not seen significant improvement at the operating level, only write-backs to nonperforming loans and an overall improvement in the economy. New Star added to the financial sector, however, buying insurers and brokers -- both of which it feels offer good upside potential as the recovery unfolds, but, in New Star's view, without the risks involved in Japan's main money-center.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                                   INCEPTION    INCEPTION
                                 1 YEAR    5 YEARS    10 YEARS    TO 11/30/05     DATE
                                 ------    -------    --------    -----------   ---------
Class A Shares at NAV(2)          13.61%      1.92%       6.49%            --          --
Class A Shares at POP(3)           7.08       0.72        5.86             --          --

Class B Shares at NAV(2)          12.74       1.18        5.71             --          --
Class B Shares with CDSC(4)        8.74       1.18        5.71             --          --

Class C Shares at NAV(2)          12.67       1.19          --           0.88%    3/30/99
Class C Shares with CDSC(4)       12.67       1.19          --           0.88     3/30/99

S&P 500(R) Index                   8.45       0.64        9.31           0.95     3/30/99

MSCI EAFE(R) Index                13.72       4.72        6.11           4.16     3/30/99

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

             Phoenix            Phoenix
          International      International
         Strategies Fund    Strategies Fund    MSCI EAFE(R)     S&P 500(R)
             Class A             Class B          Index           Index
         ---------------    ---------------    ------------     ----------
11/30/95     $ 9,425            $10,000          $10,000         $10,000
11/29/96      11,219             11,816           11,209          12,802
11/28/97      12,139             12,686           11,195          16,463
11/30/98      15,315             15,879           13,073          20,371
11/30/99      18,259             18,810           15,874          24,653
11/30/00      16,075             16,427           14,373          23,603
11/30/01      12,269             12,446           11,661          20,715
11/29/02      11,015             11,100           10,237          17,293
11/28/03      12,719             12,715           12,770          19,909
11/30/04      15,562             15,451           15,919          22,467
11/30/05      17,681             17,419           18,104          24,365

For information regarding the indexes, see the glossary on page 3.

Phoenix International Strategies Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the International Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

    International            Beginning           Ending         Expenses Paid
    Strategies Fund        Account Value     Account Value        During
        Class A            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,106.80          $ 9.39

Hypothetical (5% return
   before expenses)           1,000.00           1,016.04            9.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.78%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.61%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,136.10.

    International           Beginning           Ending         Expenses Paid
   Strategies Fund         Account Value     Account Value        During
        Class B            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,103.10         $ 13.38

Hypothetical (5% return
   before expenses)           1,000.00           1,012.19           12.88

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.54%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.74%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,127.40.

    International            Beginning           Ending         Expenses Paid
   Strategies Fund         Account Value     Account Value        During
        Class C            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,102.30         $ 13.40

Hypothetical (5% return
   before expenses)           1,000.00           1,012.16           12.91

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.54%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,126.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1.  AstraZeneca plc                                                        2.7%
 2.  ING Groep N.V.                                                         2.6%
 3.  E.ON AG                                                                2.4%
 4.  Standard Chartered plc                                                 2.2%
 5.  ENI S.p.A.                                                             2.2%
 6.  Emap plc                                                               2.0%
 7.  HSBC Holdings plc                                                      2.0%
 8.  Allianz AG Registered Shares                                           1.9%
 9.  Credit Suisse Group                                                    1.9%
10.  Zurich Financial Services AG Registered Shares                         1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                  21%
United Kingdom         20
Germany                 9
France                  8
Switzerland             8
Italy                   5
Netherlands             4
Other                  25

                            SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
FOREIGN COMMON STOCKS(c)--97.6%

AUSTRALIA--3.0%
Metcash Ltd. (Food Retail) .........................      29,200  $    97,704

Publishing & Broadcasting Ltd. (Movies &
Entertainment) .....................................      24,536      299,589

QBE Insurance Group Ltd. (Property & Casualty
Insurance) .........................................      21,085      295,653

Rio Tinto Ltd. (Diversified Metals & Mining) .......       9,250      418,131
Santos Ltd. (Oil & Gas Exploration & Production) ...      75,120      631,745

Westfield Group (Real Estate Management &
Development) .......................................      30,360      381,508

Woodside Petroleum Ltd. (Oil & Gas Exploration &
Production) ........................................       9,100      233,372
                                                                  -----------
                                                                    2,357,702
                                                                  -----------
BELGIUM--0.6%
Fortis (Multi-Sector Holdings) .....................      17,400      515,531

                                                        SHARES       VALUE
                                                      ----------  -----------
CANADA--1.3%
Bank of Nova Scotia (Diversified Banks) ............       2,800  $   107,185
Petro-Canada (Integrated Oil & Gas) ................      13,600      519,333
Teck Cominco Ltd. Class B (Gold) ...................       8,500      390,156
                                                                  -----------
                                                                    1,016,674
                                                                  -----------
CHINA--1.7%
ASM Pacific Technology Ltd. (Semiconductor
Equipment) .........................................       5,500       30,133

China Petroleum & Chemical Corp. Class H
(Integrated Oil & Gas) .............................     722,000      325,438

CNPC (Hong Kong) Ltd. (Oil & Gas
Exploration & Production) ..........................     180,000       37,498

PetroChina Co. Ltd. Class H (Integrated Oil & Gas) .   1,178,000      925,377

Truly International Holdings Ltd.(Electronic
Equipment Manufacturers) ...........................      10,000       11,462
                                                                  -----------
                                                                    1,329,908
                                                                  -----------

20                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES       VALUE
                                                      ----------  -----------
DENMARK--1.0%
A P Moller - Maersk A/S (Marine) ...................          40  $   375,364
Danske Bank A/S (Diversified Banks) ................      13,000      417,707
                                                                  -----------
                                                                      793,071
                                                                  -----------
FINLAND--1.3%
Fortum OYJ (Oil & Gas Refining, Marketing &
Transportation) ....................................      22,600      396,554

Nokia OYJ (Communications Equipment) ...............      28,400      484,060
Sampo OYJ Class A (Multi-line Insurance) ...........       7,300      118,941
                                                                  -----------
                                                                      999,555
                                                                  -----------
FRANCE--7.9%
Alcatel SA (Communications Equipment)(b) ...........      28,600      351,876
Assurances Generales de France (Multi-line
Insurance) .........................................       2,250      219,096
AXA SA (Multi-line Insurance) ......................      17,200      516,543
BNP Paribas SA (Diversified Banks) .................       7,843      618,032
Bouygues SA (Construction & Engineering) ...........       7,800      372,005
CapGemini SA (IT Consulting & Other Services)(b) ...      12,300      486,018
Lafarge SA (Construction Materials) ................       3,400      290,553
Sanofi-aventis (Pharmaceuticals) ...................       6,800      546,884
Societe Generale (Diversified Banks) ...............       8,921    1,057,880
Total SA (Integrated Oil & Gas) ....................       4,600    1,147,658
Vivendi Universal SA (Movies & Entertainment) ......      21,577      622,651
                                                                  -----------
                                                                    6,229,196
                                                                  -----------
GERMANY--9.3%
Allianz AG Registered Shares (Multi-line
Insurance) .........................................      10,557    1,533,544
BASF AG (Diversified Chemicals) ....................       7,757      571,668

Bayerische Motoren Werke AG (Automobile
Manufacturers) .....................................       4,500      197,628

Celesio AG (Health Care Distributors) ..............       4,200      333,182

Deutsche Telekom AG Registered Shares
(Integrated Telecommunication Services) ............      28,100      466,339

E.ON AG (Electric Utilities) .......................      19,596    1,863,560
Fresenius Medical Care AG (Health Care Services) ...       2,800      265,666
MAN AG (Industrial Conglomerates) ..................      13,249      659,673
Metro AG (Department Stores) .......................      13,000      581,940
Mobilcom AG (Wireless Telecommunication Services) ..       2,688       54,725
Salzgitter AG (Steel) ..............................       4,592      229,735
SAP AG (Application Software) ......................       2,600      469,230
Solarworld AG (Electrical Components & Equipment) ..         775      107,424
                                                                  -----------
                                                                    7,334,314
                                                                  -----------
GREECE--0.9%
Alpha Bank A.E. (Regional Banks) ...................      13,500      397,440

COSMOTE Mobile Telecommunications S.A.
(Wireless Telecommunication Services) ..............      14,693      312,939
                                                                  -----------
                                                                      710,379
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
HONG KONG--2.9%
Cheung Kong Holdings Ltd. (Real Estate Management
& Development) .....................................      35,000  $   362,928

China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services) ........................      50,000      244,468

CNOOC Ltd. (Oil & Gas Exploration & Production) ....     487,000      324,261

Guangdong Investments Ltd. (Industrial
Conglomerates) .....................................     576,000      205,680

Li & Fung Ltd. (Trading Companies & Distributors) ..     104,000      209,526
Solomon Systech International Ltd. (Semiconductors)      704,000      287,283

Sun Hung Kai Properties Ltd. (Real Estate
Management & Development) ..........................      29,000      275,335

Television Broadcasts Ltd. (Broadcasting &
Cable TV) ..........................................      47,000      254,130
VTech Holdings Ltd. (Communications Equipment) .....      47,000      158,997
                                                                  -----------
                                                                    2,322,608
                                                                  -----------
ITALY--5.1%
Banca Intesa S.p.A. (Diversified Banks) ............     131,666      634,241
Capitalia S.p.A. (Diversified Banks) ...............      67,717      378,426
ENI S.p.A. (Integrated Oil & Gas) ..................      63,756    1,727,554
Fondiaria - Sai S.p.A. (Multi-line Insurance) ......       5,400      164,023
Mediaset S.p.A. (Broadcasting & Cable TV) ..........      32,000      336,589
UniCredito Italiano S.p.A. (Diversified Banks) .....     131,200      809,937
                                                                  -----------
                                                                    4,050,770
                                                                  -----------
JAPAN--20.8%
AEON Co. Ltd. (Food Retail) ........................      42,600      948,479
Ajinomoto Co., Inc. (Packaged Foods & Meats) .......      43,000      426,079

en-japan, Inc. (Human Resources & Employment
Services) ..........................................          48      230,067

Isuzu Motors Ltd. (Automobile Manufacturers) .......      29,000      111,008
Japan Tobacco, Inc. (Tobacco) ......................          33      441,494
JFE Holdings, Inc. (Steel) .........................       5,100      160,364
Kaneka Corp. (Fertilizers & Agricultural Chemicals)       32,000      381,606
Kao Corp. (Personal Products) ......................      16,000      375,577
KDDI Corp. (Wireless Telecommunication Services) ...         226    1,187,625
Keyence Corp. (Electronic Equipment Manufacturers) .       1,600      406,059

KOMATSU Ltd. (Construction, Farm Machinery & Heavy
Trucks) ............................................      12,000      166,141

Marubeni Corp. (Trading Companies & Distributors) ..     198,000      976,208

Matsushita Electric Industrial Co. Ltd.(Electronic
Equipment Manufacturers) ...........................      71,000    1,427,108

Millea Holdings, Inc. (Property & Casualty
Insurance) .........................................          27      444,370

Mitsui Sumitomo Insurance Co. (Property & Casualty
Insurance) .........................................      31,000      353,265

Mizuho Financial Group, Inc. (Multi-Sector
Holdings) ..........................................         121      849,380

                      See Notes to Financial Statements                       21

Phoenix International Strategies Fund

                                                        SHARES       VALUE
                                                      ----------  -----------
JAPAN--CONTINUED
Momiji Holdings, Inc. (Regional Banks)(b) ..........          12  $    37,072

Murata Manufacturing Co. Ltd. (Electronic Equipment
Manufacturers) .....................................       9,000      510,998

Nikko Cordial Corp. (Investment Banking &
Brokerage) .........................................      14,000      190,272

Nippon Oil Corp. (Oil & Gas Refining, Marketing &
Transportation) ....................................      49,000      356,244

Nippon Suisan Kaisha Ltd. (Packaged Foods & Meats) .      61,000      235,744
Nippon Yusen Kabushiki Kaisha (Marine) .............      91,000      551,182

Nissan Diesel Motor Co. Ltd. (Construction, Farm
Machinery & Heavy Trucks) ..........................       8,000       49,546

Nissin Kogyo Co. Ltd (Auto Parts & Equipment) ......       4,900      229,139

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .........................................      32,800      544,994

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ..........................................         423      657,600

OMRON Corp. (Electronic Equipment Manufacturers) ...      24,500      557,109
Secom Co. Ltd. (Specialized Consumer Services) .....      10,000      514,044
SEINO HOLDINGS Co.. Ltd. (Trucking) ................      26,000      237,717
Sharp Corp. (Household Appliances) .................      21,000      324,578
Shinsei Bank Ltd. (Diversified Banks) ..............      99,000      554,505
Suzuki Motor Corp (Automobile Manufacturers) .......      20,600      383,520
Takefuji Corp. (Consumer Finance) ..................       2,820      190,252
Yamaha Motor Co. Ltd. (Automobile Manufacturers) ...      61,200    1,392,978
                                                                  -----------
                                                                   16,402,324
                                                                  -----------
LUXEMBOURG--0.3%
Arcelor (Steel) ....................................       9,653      229,990

MALAYSIA--0.2%
DiGi.Com Berhad (Integrated Telecommunication
Services)(b) .......................................      22,600       45,164

IOI Corp. Berhad (Agricultural Products) ...........      26,000       84,648

Shell Refining Co. (Oil & Gas Refining, Marketing &
Transportation) ....................................       4,500       12,388
                                                                  -----------
                                                                      142,200
                                                                  -----------
NETHERLANDS--4.2%
ASML Holding N.V. (Semiconductor Equipment)(b) .....      24,000      458,326
ING Groep N.V. (Other Diversified Financial
Services) ..........................................      64,616    2,087,426
Unilever N.V. (Packaged Foods & Meats) .............       3,900      261,273
Wolters Kluwer N.V. (Publishing & Printing) ........      24,000      478,950
                                                                  -----------
                                                                    3,285,975
                                                                  -----------
NORWAY--0.6%
Statoil ASA (Integrated Oil & Gas) .................      22,300      485,163

                                                        SHARES       VALUE
                                                      ----------  -----------
PORTUGAL--0.7%
Banco Comercial Portugues S.A. (Regional Banks) ....     214,108   $  531,962

RUSSIA--0.9%
LUKOIL Sponsored ADR (Integrated Oil & Gas) ........       7,600      433,200
Mobile TeleSystems OJSC Sponsored ADR (Wireless
Telecommunication Services) ........................       7,000      248,290
                                                                  -----------
                                                                      681,490
                                                                  -----------
SINGAPORE--0.3%
United Overseas Bank Ltd. (Regional Banks) .........      26,000      222,505

SOUTH KOREA--0.4%
Samsung Electronics Co. Ltd. GDR (Semiconductors) ..       1,050      303,774
STX Pan Ocean Co. Ltd (Marine)(b) ..................      50,000       26,607
                                                                  -----------
                                                                      330,381
                                                                  -----------
SPAIN--3.5%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) .............................................      22,600      398,028

Banco Santander Central Hispano SA (Diversified
Banks) .............................................     113,365    1,436,418

Repsol YPF SA (Integrated Oil & Gas) ...............      33,200      974,816
                                                                  -----------
                                                                    2,809,262
                                                                  -----------
SWEDEN--0.4%
Assa Abloy AB Class B (Industrial Machinery) .......       3,389       50,027
Securitas AB Class B (Hotels, Resorts & Cruise
Lines) .............................................      20,100      307,643
                                                                  -----------
                                                                      357,670
                                                                  -----------
SWITZERLAND--7.5%
Actelion Ltd. (Biotechnology)(b) ...................         399       38,846

Compagnie Financiere Richemont AG Class A (Apparel,
Accessories & Luxury Goods) ........................       4,367      172,193

Credit Suisse Group (Diversified Banks) ............      31,602    1,533,005

Nestle S.A. Registered Shares (Packaged Foods &
Meats) .............................................         900      265,745

Novartis AG Registered Shares (Pharmaceuticals) ....      18,300      956,429

Phonak Holding AG Registered Shares (Health Care
Equipment) .........................................       1,930       82,035

Roche Holding AG (Pharmaceuticals) .................       5,600      838,153

Syngenta AG (Fertilizers & Agricultural
Chemicals)(b) ......................................         550       60,223

UBS AG Registered Shares (Diversified Capital
Markets) ...........................................       5,000      460,063

Zurich Financial Services AG Registered Shares
(Multi-line Insurance)(b) ..........................       7,319    1,487,282
                                                                  -----------
                                                                    5,893,974
                                                                  -----------

22                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                       SHARES       VALUE
                                                      ---------  -----------
TAIWAN--1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.
(Semiconductors) ...................................    663,748  $ 1,179,811

THAILAND--0.3%
Advanced Info Service Public Co. Ltd. NVDR
(Wireless Telecommunication Services) ..............    116,000      278,034

UNITED KINGDOM--19.8%
Antofagasta plc (Diversified Metals & Mining) ......     33,938      974,447
Ashtead Group plc (Consumer Finance)(b) ............     42,061      122,538
AstraZeneca plc (Pharmaceuticals) ..................     46,956    2,156,331
Aviva plc (Multi-line Insurance) ...................     39,300      464,809
BAE Systems plc (Aerospace & Defense) ..............     49,000      285,712
Barclays plc (Diversified Banks) ...................     41,600      422,506
BPB plc (Construction Materials) ...................     19,400      257,568
British American Tobacco plc (Tobacco) .............     59,000    1,280,711
Emap plc (Publishing & Printing) ...................    106,548    1,579,191
GlaxoSmithKline plc (Pharmaceuticals) ..............     51,000    1,260,395
HBOS plc (Diversified Banks) .......................      8,700      130,847
HSBC Holdings plc (Diversified Banks) ..............     96,708    1,543,453
Legal & General Group plc (Multi-line Insurance) ... 213,300 429,747 NETeller plc (Other Diversified Financial
Services)(b) .......................................     14,300      160,461
Rolls-Royce Group plc (Aerospace & Defense)(b) .....     82,800      556,737

Rolls-Royce Group plc Class B (Aerospace & Defense)   3,800,920        6,737

Scottish & Newcastle plc (Brewers) .................     42,200      345,486
Scottish Power plc (Electric Utilities) ............     56,286      515,743
Smiths Group plc (Industrial Conglomerates) ........     26,634      446,886
Standard Chartered plc (Diversified Banks) .........     81,734    1,743,704

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................    439,600      945,838
                                                                 -----------
                                                                  15,629,847
                                                                 -----------
UNITED STATES--0.9%
AEGON N.V. (Life & Health Insurance) ...............      3,774       59,679
Royal Dutch Shell plc Class A (Integrated Oil
& Gas) .............................................        555       17,091
Royal Dutch Shell plc Class A (Integrated Oil
& Gas) .............................................     20,900      644,243
                                                                 -----------
                                                                     721,013
                                                                 -----------
VENEZUELA--0.3%
Compania Anonima Nacional Telefonos de Venezuela
ADR (Integrated Telecommunication Services) ........     14,800      210,752
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $71,188,351)                                     77,052,061
----------------------------------------------------------------------------

                                                       SHARES       VALUE
                                                      ---------  -----------
RIGHTS--0.0%

HONG KONG--0.0%
Cheung Kong Holdings Ltd. Exercise 2.16 HKD 12/7/05
(Real Estate Management & Development)(b) ..........      1,094  $         0
----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                       0
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.6%
(IDENTIFIED COST $71,188,351)                                     77,052,061
----------------------------------------------------------------------------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                      ---------
SHORT-TERM INVESTMENTS--1.1%

COMMERCIAL PAPER(e)--1.1%
UBS Finance Delaware LLC 4.02%, 12/1/05 ............  $      830      830,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $830,000)                                            830,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $72,018,351)                                      77,882,061(a)

Other assets and liabilities, net--1.3%                             1,055,604
                                                                 ------------
                                                                 $ 78,937,665
NET ASSETS--100.0%                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,261,237 and gross depreciation of $1,438,738 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $72,059,562.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

(e)   The rate shown is the discount rate.

                      See Notes to Financial Statements                       23

Phoenix International Strategies Fund

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense ...................................................     1.1%

Agricultural Products .................................................     0.1

Apparel, Accessories & Luxury Goods ...................................     0.2

Application Software ..................................................     0.6

Auto Parts & Equipment ................................................     0.3

Automobile Manufacturers ..............................................     2.7

Biotechnology .........................................................     0.1

Brewers ...............................................................     0.5

Broadcasting & Cable TV ...............................................     0.8

Communications Equipment ..............................................     1.3

Construction & Engineering ............................................     0.5

Construction Materials ................................................     0.7

Construction, Farm Machinery & Heavy Trucks ...........................     0.3

Consumer Finance ......................................................     0.4

Department Stores .....................................................     0.8

Diversified Banks .....................................................    15.3

Diversified Capital Markets ...........................................     0.6

Diversified Chemicals .................................................     0.7

Diversified Metals & Mining ...........................................     1.8

Electric Utilities ....................................................     3.1

Electrical Components & Equipment .....................................     0.1

Electronic Equipment Manufacturers ....................................     3.8

Fertilizers & Agricultural Chemicals ..................................     0.6

Food Retail ...........................................................     1.4

Gold ..................................................................     0.5

Health Care Distributors ..............................................     0.4

Health Care Equipment .................................................     0.1

Health Care Services ..................................................     0.4

Hotels, Resorts & Cruise Lines ........................................     0.4

Household Appliances ..................................................     0.4

Human Resources & Employment Services .................................     0.3%

IT Consulting & Other Services ........................................     0.6

Industrial Conglomerates ..............................................     1.7

Industrial Machinery ..................................................     0.1

Integrated Oil & Gas ..................................................     9.3

Integrated Telecommunication Services .................................     0.9

Investment Banking & Brokerage ........................................     1.0

Life & Health Insurance ...............................................     0.1

Marine ................................................................     1.2

Movies & Entertainment ................................................     1.2

Multi-Sector Holdings .................................................     1.8

Multi-line Insurance ..................................................     6.4

Oil & Gas Exploration & Production ....................................     1.6

Oil & Gas Refining, Marketing & Transportation ........................     1.0

Other Diversified Financial Services ..................................     2.9

Packaged Foods & Meats ................................................     1.5

Personal Products .....................................................     0.5

Pharmaceuticals .......................................................     7.5

Property & Casualty Insurance .........................................     1.4

Publishing & Printing .................................................     2.7

Real Estate Management & Development ..................................     1.3

Regional Banks ........................................................     1.5

Semiconductor Equipment ...............................................     0.6

Semiconductors ........................................................     2.3

Specialized Consumer Services .........................................     0.7

Steel .................................................................     0.8

Tobacco ...............................................................     2.2

Trading Companies & Distributors ......................................     1.5

Trucking ..............................................................     0.3

Wireless Telecommunication Services ...................................     5.1
                                                                          -----
                                                                          100.0%
                                                                          =====

24                      See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $72,018,351)                                   $ 77,882,061
Foreign currency at value
   (Identified cost $1,043,242)                                       1,046,789
Receivables
   Dividends                                                            159,186
   Investment securities sold                                            90,865
   Fund shares sold                                                      62,886
   Tax reclaims                                                          46,757
Trustee retainer                                                            456
Prepaid expenses                                                         16,437
                                                                   ------------
      Total assets                                                   79,305,437
                                                                   ------------
LIABILITIES
Cash overdraft                                                           54,068
Payables
   Fund shares repurchased                                               74,283
   Investment securities purchased                                       51,634
   Investment advisory fee                                               48,636
   Transfer agent fee                                                    46,426
   Professional fee                                                      31,708
   Custodian                                                             23,429
   Distribution and service fees                                         20,838
   Financial agent fee                                                    7,029
   Other accrued expenses                                                 9,721
                                                                   ------------
      Total liabilities                                                 367,772
                                                                   ------------
NET ASSETS                                                         $ 78,937,665
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 91,570,250
Undistributed net investment income                                     818,277
Accumulated net realized loss                                       (19,312,508)
Net unrealized appreciation                                           5,861,646
                                                                   ------------
NET ASSETS                                                         $ 78,937,665
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $71,334,828)                   6,508,893
Net asset value per share                                          $      10.96
Offering price per share $10.96/(1-5.75%)                          $      11.63

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,007,937)                      598,565
Net asset value and offering price per share                       $      10.04

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,594,900)                      159,435
Net asset value and offering price per share                       $      10.00

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                          $  2,196,755
Interest                                                                 19,545
Foreign taxes withheld                                                 (229,931)
                                                                   ------------
      Total investment income                                         1,986,369
                                                                   ------------
EXPENSES
Investment advisory fee                                                 589,147
Service fees, Class A                                                   153,799
Distribution and service fees, Class B                                   64,285
Distribution and service fees, Class C                                   13,631
Financial agent fee                                                      75,746
Transfer agent                                                          238,192
Custodian                                                                74,489
Professional                                                             38,393
Registration                                                             35,788
Trustees                                                                 30,696
Printing                                                                 18,456
Miscellaneous                                                            36,591
                                                                   ------------
      Total expenses                                                  1,369,213
Less advisory fees waived                                               (69,311)
                                                                   ------------
      Net expenses                                                    1,299,902
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                            686,467
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                              15,381,908
Net realized gain (loss) on foreign currency
   transactions                                                         (67,366)
Net change in unrealized appreciation (depreciation) on
   investments                                                       (7,576,108)
Net change in unrealized appreciation (depreciation) on
   foreign currency transactions and translation                         (7,605)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                        7,730,829
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $  8,417,296
                                                                   ============

                        See Notes to Financial Statements                     25

Phoenix International Strategies Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended           Year Ended
                                                                                 November 30, 2005    November 30, 2004
                                                                                 -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $         686,467    $         707,724
   Net realized gain (loss)                                                             15,314,542            4,196,789
   Net change in unrealized appreciation (depreciation)                                 (7,583,713)           7,727,006
                                                                                 -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           8,417,296           12,631,519
                                                                                 -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (1,135,171)          (1,097,617)
   Net investment income, Class B                                                          (99,292)            (118,702)
   Net investment income, Class C                                                          (19,583)             (17,902)
                                                                                 -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,254,046)          (1,234,221)
                                                                                 -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,383,721 and 929,488 shares, respectively)           25,281,189            8,223,630
   Net asset value of shares issued from reinvestment of distributions
      (108,314 and 125,529 shares, respectively)                                         1,084,738            1,059,925
   Cost of shares repurchased (1,872,210 and 1,458,876 shares, respectively)           (19,332,754)         (12,948,809)
                                                                                 -----------------    -----------------
Total                                                                                    7,033,173           (3,665,254)
                                                                                 -----------------    -----------------
CLASS B
   Proceeds from sales of shares (173,336 and 126,554 shares, respectively)              1,642,764            1,043,493
   Net asset value of shares issued from reinvestment of distributions
      (9,511 and 14,127 shares, respectively)                                               87,855              110,439
   Cost of shares repurchased (337,918 and 362,835 shares, respectively)                (3,197,340)          (2,960,661)
                                                                                 -----------------    -----------------
Total                                                                                   (1,466,721)          (1,806,729)
                                                                                 -----------------    -----------------
CLASS C
   Proceeds from sales of shares (56,132 and 41,592 shares, respectively)                  541,411              337,808
   Net asset value of shares issued from reinvestment of distributions
      (1,998 and 2,263 shares, respectively)                                                18,407               17,666
   Cost of shares repurchased (41,535 and 37,572 shares, respectively)                    (393,976)            (309,239)
                                                                                 -----------------    -----------------
Total                                                                                      165,842               46,235
                                                                                 -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             5,732,294           (5,425,748)
                                                                                 -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                12,895,544            5,971,550

NET ASSETS
   Beginning of period                                                                  66,042,121           60,070,571
                                                                                 -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $818,277 AND $761,992, RESPECTIVELY]                                       $      78,937,665    $      66,042,121
                                                                                 =================    =================

26                      See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.84     $    8.21     $    7.11    $    7.92     $   11.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.11          0.11          0.06         0.02         (0.01)
   Net realized and unrealized gain (loss)        1.21          1.70          1.04        (0.83)        (2.45)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.32          1.81          1.10        (0.81)        (2.46)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.20)        (0.18)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.20)        (0.18)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         1.12          1.63          1.10        (0.81)        (3.47)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.96     $    9.84     $    8.21    $    7.11     $    7.92
                                             =========     =========     =========    =========     =========
Total return(1)                                  13.61%        22.36%        15.47%      (10.23)%      (23.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  71,335     $  57,946     $  51,664    $  52,234     $  73,833

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.79%         1.83%         2.02%        1.90%         1.81%
   Gross operating expenses                       1.89%         1.83%         2.02%        1.90%         1.81%
   Net investment income (loss)                   1.06%         1.23%         0.90%        0.19%        (0.10)%
Portfolio turnover                                 142%           50%           38%          33%           76%

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.04     $    7.56     $    6.60    $    7.40     $   10.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.04          0.04          0.01        (0.04)        (0.08)
   Net realized and unrealized gain (loss)        1.10          1.57          0.95        (0.76)        (2.29)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.14          1.61          0.96        (0.80)        (2.37)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.14)        (0.13)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.14)        (0.13)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         1.00          1.48          0.96        (0.80)        (3.38)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.04     $    9.04     $    7.56    $    6.60     $    7.40
                                             =========     =========     =========    =========     =========
Total return(1)                                  12.74%        21.52%        14.55%      (10.81)%      (24.24)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   6,008     $   6,809     $   7,377    $   8,562     $  12,047

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.55%         2.58%         2.78%        2.65%         2.56%
   Gross operating expenses                       2.63%         2.58%         2.78%        2.65%         2.56%
   Net investment income (loss)                   0.43%         0.45%         0.14%       (0.56)%       (0.85)%
Portfolio turnover                                 142%           50%           38%          33%           76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements                     27

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS C
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.01     $    7.54     $    6.56    $    7.37     $   10.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.04          0.04          0.01        (0.04)        (0.07)
   Net realized and unrealized gain (loss)        1.09          1.56          0.97        (0.77)        (2.29)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.13          1.60          0.98        (0.81)        (2.36)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.14)        (0.13)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.14)        (0.13)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         0.99          1.47          0.98        (0.81)        (3.37)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.00     $    9.01     $    7.54    $    6.56     $    7.37
                                             =========     =========     =========    =========     =========
Total return(1)                                  12.67%        21.45%        14.94%      (10.99)%      (24.23)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   1,595     $   1,286     $   1,029    $   1,017     $   1,446
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.55%         2.58%         2.78%        2.65%         2.56%
   Gross operating expenses                       2.64%         2.58%         2.78%        2.65%         2.56%
   Net investment income (loss)                   0.39%         0.48%         0.14%       (0.56)%       (0.81)%
Portfolio turnover                                 142%           50%           38%          33%           76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

28                      See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA, OF DUFF & PHELPS INVESTMENT MANAGEMENT CO.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the fiscal year ended November 30, 2005, the Fund's Class A shares returned 18.67%, Class B shares returned 17.81%, and Class C shares returned 17.80%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.45%, and the NAREIT Equity Index, which is the Fund's style-specific benchmark, returned 17.85%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE REIT MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The Fund's benchmark, the NAREIT Equity Index, delivered a 17.85% return for the one-year period ended November 30, 2005. This return was greater than our initial outlook of mid-single-digit performance. Drivers included improving fundamentals, a more stable 10-year Treasury bond than anticipated by the market and an increased number of mergers and acquisitions within the REIT class. Specifically, we noticed a trend whereby the private market was willing to pay more for certain publicly traded REITs than the public market.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Strong stock selection had the greatest impact on performance relative to the NAREIT benchmark, particularly within the office and regional mall sectors, followed by a positive benefit from our weightings of the 13 different property sectors. The Fund has been consistent in gaining most of the upside performance from our bottom-up research efforts of selecting and weighting individual names. We attribute this to the significant amount of time our team spends on the road, meeting with all levels of management for the companies in the REIT universe.

      We believe that consistency is the key to long-term superior performance. It bears repeating that the same team has been managing the Fund for over eight years and has maintained the same philosophy, style, process and discipline throughout this time.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                           INCEPTION   INCEPTION
                               1 YEAR  5 YEARS  10 YEARS  TO 11/30/05     DATE
                               ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)       18.67%   20.81%   16.61%         --           --
Class A Shares at POP(3)       11.84    19.39    15.92          --           --

Class B Shares at NAV(2)       17.81    19.93    15.75          --           --
Class B Shares with CDSC(4)    13.81    19.93    15.75          --           --

Class C Shares at NAV(2)       17.80       --       --       26.17%     7/25/03
Class C Shares with CDSC(4)    17.80       --       --       26.17      7/25/03

S&P 500(R) Index                8.45     0.64     9.31       11.99      7/25/03

NAREIT Equity Index            17.85    20.75    15.13       25.08      7/25/03

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED __ EDGAR REPRESETATION OF DATA FOLLOWS]

              Phoenix             Phoenix
            Real Estate         Real Estate
          Securities Fund     Securities Fund       NAREIT        S&P 500(R)
              Class A             Class B        Equity Index       Index
          ---------------     ---------------    ------------     ----------
11/30/95      $ 9,425             $10,000          $10,000         $10,000
11/29/96       12,177              12,825           12,921          12,802
11/28/97       16,006              16,729           16,762          16,463
11/30/98       13,218              13,716           14,520          20,371
11/30/99       12,598              12,978           13,086          24,653
11/30/00       17,025              17,396           15,937          23,603
11/30/01       18,703              18,977           18,973          20,715
11/29/02       20,956              21,108           20,029          17,293
11/28/03       28,251              28,234           26,735          19,909
11/30/04       36,919              36,633           34,719          22,467
11/30/05       43,811              43,156           40,917          24,365

For information regarding the indexes, see the glossary on page 3.

Phoenix Real Estate Securities Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class A               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,121.00            $6.92

Hypothetical (5% return
   before expenses)             1,000.00           1,018.46             6.61

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 18.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,186.70.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class B               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,116.90           $10.88

Hypothetical (5% return
   before expenses)             1,000.00           1,014.66            10.41

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.81%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,178.10.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class C               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,117.00           $10.89

Hypothetical (5% return
   before expenses)             1,000.00           1,014.65            10.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,178.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1.  Simon Property Group, Inc.                                             7.2%
 2.  General Growth Properties, Inc.                                        5.6%
 3.  ProLogis                                                               5.3%
 4.  Vornado Realty Trust                                                   4.7%
 5.  Host Marriott Corp.                                                    4.5%
 6.  SL Green Realty Corp.                                                  4.1%
 7.  Boston Properties, Inc.                                                4.1%
 8.  Equity Residential                                                     4.0%
 9.  Macerich Co. (The)                                                     3.9%
10.  Developers Diversified Realty Corp.                                    3.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office                  19%
Regional Malls          17
Apartments              14
Shopping Centers        12
Industrial              11
Lodging/Resorts         10
Self-Storage             5
Other                   12

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--97.8%

REAL ESTATE INVESTMENT TRUSTS--96.4%

DIVERSIFIED--4.7%
Vornado Realty Trust ............................    474,288    $  40,480,481

HEALTH CARE--1.9%
Ventas, Inc. ....................................    523,240       16,497,757

INDUSTRIAL/OFFICE--31.3%

INDUSTRIAL--11.0%
AMB Property Corp. ..............................    391,090       18,287,368
CenterPoint Properties Trust ....................    674,379       30,812,377
ProLogis ........................................  1,008,530       45,746,921
                                                                -------------
                                                                   94,846,666
                                                                -------------
MIXED--0.9%
Digital Realty Trust, Inc. ......................    345,087        7,757,556

OFFICE--19.4%
Alexandria Real Estate Equities, Inc. ...........    265,248       22,280,832
Boston Properties, Inc. .........................    470,770       35,406,612
Corporate Office Properties Trust ...............    830,009       29,946,725

                                                     SHARES         VALUE
                                                   ---------    -------------
OFFICE--CONTINUED
Equity Office Properties Trust ..................    128,302    $   4,000,456
Kilroy Realty Corp. .............................    240,041       14,786,526
Reckson Associates Realty Corp. .................    707,787       25,997,016
SL Green Realty Corp. ...........................    480,823       35,508,778
                                                                -------------
                                                                  167,926,945
                                                                -------------
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                           270,531,167
-----------------------------------------------------------------------------

LODGING/RESORTS--9.5%
Host Marriott Corp. .............................  2,178,973       39,003,616
Innkeepers USA Trust ............................    550,493        9,600,598
LaSalle Hotel Properties ........................    392,106       13,198,288
Sunstone Hotel Investors, Inc. ..................    826,399       20,907,895
-----------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                              82,710,397
-----------------------------------------------------------------------------

RESIDENTIAL--14.3%

APARTMENTS--14.3%
Archstone-Smith Trust ...........................    709,562       29,666,787
AvalonBay Communities, Inc. .....................    173,528       15,869,135
Camden Property Trust ...........................    261,494       15,428,146
Equity Residential ..............................    842,908       34,356,930

32                      See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                                                     SHARES         VALUE
                                                   ---------    -------------
APARTMENTS--CONTINUED
Essex Property Trust, Inc. ......................    217,161    $  19,913,664
United Dominion Realty Trust, Inc. ..............    371,458        8,316,945
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                 123,551,607
-----------------------------------------------------------------------------

RETAIL--29.2%

REGIONAL MALLS--17.2%
CBL & Associates Properties, Inc. ...............     98,454        3,962,773
General Growth Properties, Inc. .................  1,064,632       48,568,512
Macerich Co. (The) ..............................    495,573       33,689,053
Simon Property Group, Inc. ......................    809,677       62,596,129
                                                                -------------
                                                                  148,816,467
                                                                -------------
SHOPPING CENTERS--12.0%
Developers Diversified Realty Corp. .............    741,601       33,594,525
Kimco Realty Corp. ..............................    690,637       21,720,534
Pan Pacific Retail Properties, Inc. .............    368,498       24,799,915
Regency Centers Corp. ...........................    347,912       20,196,292
Weingarten Realty Investors .....................     93,131        3,517,558
                                                                -------------
                                                                  103,828,824
                                                                -------------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                      252,645,291
-----------------------------------------------------------------------------

SELF STORAGE--5.5%
Extra Space Storage, Inc. .......................    760,914       11,596,329
Public Storage, Inc. ............................    353,091       24,928,225
U-Store-It Trust ................................    506,890       10,756,206
-----------------------------------------------------------------------------
                                                                   47,280,760
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $610,663,849)                                    833,697,460
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES--1.4%
Starwood Hotels & Resorts Worldwide, Inc.
(Identified cost $8,834,068) ....................    203,862       12,333,651
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.8%
(IDENTIFIED COST $619,497,917)                                    846,031,111
-----------------------------------------------------------------------------

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--2.7%

COMMERCIAL PAPER(c)--2.7%
Alpine Securitization Corp. 4.02%, 12/1/05 ......  $   4,415    $   4,415,000
Alpine Securitization Corp. 4.03%, 12/6/05 ......        775          774,566
Dupont (E.I.) de Nemours & Co. 4.02%, 12/7/05 ...      2,500        2,498,325
Honeywell International, Inc. 4%, 12/8/05 .......        620          619,518

Preferred Receivables Funding Corp. 4.02%,
12/8/05 .........................................      2,000        1,998,437

Procter & Gamble Co. (The) 4%, 12/8/05 ..........      2,500        2,498,055
BellSouth Corp. 4%, 12/13/05 ....................      2,140        2,137,147
Clipper Receivables Co. LLC 4.04%, 12/15/05 .....        590          589,073

Preferred Receivables Funding Corp. 4.10%,
12/22/05 ........................................      1,475        1,471,472

Preferred Receivables Funding Corp. 4.13%,
12/22/05 ........................................      1,549        1,545,268

UBS Finance Delaware LLC 4.07%, 12/22/05 ........      1,190        1,187,175
Procter & Gamble Co. (The) 3.88%, 12/27/05 ......      3,500        3,489,783
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $23,224,228)                                      23,223,819
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $642,722,145)                                    869,254,930(a)

Other assets and liabilities, net--(0.5)%                          (4,705,007)
                                                                -------------
NET ASSETS--100.0%                                              $ 864,549,923
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $226,410,126 and gross depreciation of $719 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $642,845,523.

(b)   Table excludes short-term investments.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements                     33

Phoenix Real Estate Securities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $642,722,145)                                 $ 869,254,930
Cash                                                                      1,673
Receivables
   Fund shares sold                                                   1,804,233
   Dividends                                                            589,755
Trustee retainer                                                            456
Prepaid expenses                                                         60,644
                                                                  -------------
      Total assets                                                  871,711,691
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased                                    4,226,169
   Fund shares repurchased                                            1,811,618
   Investment advisory fee                                              509,760
   Distribution and service fees                                        249,901
   Transfer agent fee                                                   215,214
   Financial agent fee                                                   39,930
   Other accrued expenses                                               109,176
                                                                  -------------
      Total liabilities                                               7,161,768
                                                                  -------------
NET ASSETS                                                        $ 864,549,923
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $ 617,036,433
Undistributed net investment income                                   1,887,795
Accumulated net realized gain                                        19,092,910
Net unrealized appreciation                                         226,532,785
                                                                  -------------
NET ASSETS                                                        $ 864,549,923
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $737,743,589)                 26,204,420
Net asset value per share                                         $       28.15
Offering price per share $28.15/(1-5.75%)                         $       29.87

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $59,042,317)                   2,119,524
Net asset value and offering price per share                      $       27.86

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $67,764,017)                   2,409,723
Net asset value and offering price per share                      $       28.12

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                         $  21,294,925
Interest                                                                955,637
Foreign taxes withheld                                                   (3,545)
                                                                  -------------
      Total investment income                                        22,247,017
                                                                  -------------
EXPENSES
Investment advisory fee                                               5,589,153
Service fees, Class A                                                 1,583,112
Distribution and service fees, Class B                                  578,451
Distribution and service fees, Class C                                  541,321
Financial agent fee                                                     445,816
Transfer agent                                                        1,322,675
Printing                                                                196,250
Registration                                                            101,492
Custodian                                                                55,243
Professional                                                             36,954
Trustees                                                                 30,696
Miscellaneous                                                            58,005
                                                                  -------------
      Total expenses                                                 10,539,168
Less expenses reimbursed by investment adviser                          (11,319)
Custodian fees paid indirectly                                             (137)
                                                                  -------------
      Net expenses                                                   10,527,712
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                         11,719,305
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              19,166,860
Net change in unrealized appreciation (depreciation) on
   investments                                                       99,738,773
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                      118,905,633
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      $ 130,624,938
                                                                  =============

34                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                    November 30, 2005   November 30, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $      11,719,305   $       7,743,647
   Net realized gain (loss)                                                                19,166,860          36,108,332
   Net change in unrealized appreciation (depreciation)                                    99,738,773          72,420,780
                                                                                    -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            130,624,938         116,272,759
                                                                                    -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                          (9,881,106)         (6,291,201)
   Net investment income, Class B                                                            (506,822)           (546,305)
   Net investment income, Class C                                                            (438,911)           (147,403)
   Net realized short-term gains, Class A                                                  (2,379,413)         (1,992,859)
   Net realized short-term gains, Class B                                                    (260,944)           (276,897)
   Net realized short-term gains, Class C                                                    (182,948)            (83,251)
   Net realized long-term gains, Class A                                                  (27,309,066)         (1,557,926)
   Net realized long-term gains, Class B                                                   (2,994,920)           (231,740)
   Net realized long-term gains, Class C                                                   (2,099,729)            (33,479)
                                                                                    -----------------   -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (46,053,859)        (11,161,061)
                                                                                    -----------------   -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (15,369,429 and 15,094,256 shares, respectively)         390,796,357         331,635,023
   Net asset value of shares issued from reinvestment of distributions
      (1,262,818 and 401,615 shares, respectively)                                         31,804,672           8,535,584
   Cost of shares repurchased (10,499,223 and 8,394,082 shares, respectively)            (268,156,590)       (177,881,555)
                                                                                    -----------------   -----------------
Total                                                                                     154,444,439         162,289,052
                                                                                    -----------------   -----------------

CLASS B
   Proceeds from sales of shares (456,111 and 820,469 shares, respectively)                11,391,586          17,860,112
   Net asset value of shares issued from reinvestment of distributions
      (105,122 and 43,865 shares, respectively)                                             2,620,787             914,916
   Cost of shares repurchased (734,022 and 545,818 shares, respectively)                  (18,433,009)        (11,765,244)
                                                                                    -----------------   -----------------
Total                                                                                      (4,420,636)          7,009,784
                                                                                    -----------------   -----------------

CLASS C
   Proceeds from sales of shares (1,186,746 and 1,350,087 shares, respectively)            30,052,784          29,954,797
   Net asset value of shares issued from reinvestment of distributions
      (80,193 and 10,927 shares, respectively)                                              2,019,144             234,695
   Cost of shares repurchased (367,148 and 89,491 shares, respectively)                    (9,420,158)         (1,995,338)
                                                                                    -----------------   -----------------
Total                                                                                      22,651,770          28,194,154
                                                                                    -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                              172,675,573         197,492,990
                                                                                    -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                  257,246,652         302,604,688
NET ASSETS
   Beginning of period                                                                    607,303,271         304,698,583
                                                                                    -----------------   -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $1,887,795 AND $995,329, RESPECTIVELY]                                     $     864,549,923   $     607,303,271
                                                                                    =================   =================

                        See Notes to Financial Statements                     35

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                              ---------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ---------------------------------------------------------------
                                                 2005         2004         2003         2002           2001
Net asset value, beginning of period          $   25.46    $   20.09    $   15.59    $    15.23     $   14.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 0.43         0.44         0.62          0.69          0.58
   Net realized and unrealized gain (loss)         4.08         5.60         4.62          1.04          0.81
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             4.51         6.04         5.24          1.73          1.39
                                              ---------    ---------    ---------    ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.42)       (0.50)       (0.62)        (0.68)        (0.58)
   Distributions from net realized gains          (1.40)       (0.17)       (0.12)        (0.69)           --
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL DISTRIBUTIONS                         (1.82)       (0.67)       (0.74)        (1.37)        (0.58)
                                              ---------    ---------    ---------    ----------     ---------
Change in net asset value                          2.69         5.37         4.50          0.36          0.81
                                              ---------    ---------    ---------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   28.15    $   25.46    $   20.09    $    15.59     $   15.23
                                              =========    =========    =========    ==========     =========
Total return(1)                                   18.67%       30.68%       34.81%        12.05%         9.85%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $ 737,744    $ 511,107    $ 260,615    $   51,440     $  22,108

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          1.30%        1.28%        1.30%         1.30%         1.30%
   Gross operating expenses                        1.30%        1.28%        1.34%         1.61%         1.76%
   Net investment income                           1.68%        1.98%        3.52%         4.48%         3.97%
Portfolio turnover                                   22%          28%          16%           14%           39%

                                                                         CLASS B
                                              ---------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ---------------------------------------------------------------
                                                 2005         2004         2003         2002           2001
Net asset value, beginning of period          $   25.21    $   19.91    $   15.46    $    15.11     $   14.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 0.23         0.27         0.48          0.57          0.48
   Net realized and unrealized gain (loss)         4.05         5.54         4.59          1.03          0.80
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             4.28         5.81         5.07          1.60          1.28
                                              ---------    ---------    ---------    ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.23)       (0.34)       (0.50)        (0.56)        (0.46)
   Distributions from net realized gains          (1.40)       (0.17)       (0.12)        (0.69)           --
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL DISTRIBUTIONS                         (1.63)       (0.51)       (0.62)        (1.25)        (0.46)
                                              ---------    ---------    ---------    ----------     ---------
Change in net asset value                          2.65         5.30         4.45          0.35          0.82
                                              ---------    ---------    ---------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   27.86    $   25.21    $   19.91    $    15.46     $   15.11
                                              =========    =========    =========    ==========     =========
Total return(1)                                   17.81%       29.74%       33.76%        11.23%         9.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  59,042    $  57,797    $  39,299    $   17,984     $  12,565

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          2.05%        2.03%        2.05%         2.05%         2.05%
   Gross operating expenses                        2.05%        2.03%        2.09%         2.37%         2.52%
   Net investment income                           0.93%        1.25%        2.79%         3.70%         3.25%
Portfolio turnover                                   22%          28%          16%           14%           39%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

36                      See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                                 ---------------------------------------------
                                                                                   FROM
                                                  Year Ended November 30         INCEPTION
                                                 -----------------------     JULY 25, 2003 TO
                                                   2005          2004        NOVEMBER 30, 2003
Net asset value, beginning of period             $  25.43      $  20.07          $ 17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (2)                  0.25          0.26             0.19
   Net realized and unrealized gain (loss)           4.07          5.61             2.13
                                                 --------      --------          -------
      TOTAL FROM INVESTMENT OPERATIONS               4.32          5.87             2.32
                                                 --------      --------          -------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.23)        (0.34)           (0.15)
   Distributions from net realized gains            (1.40)        (0.17)              --
                                                 --------      --------          -------
      TOTAL DISTRIBUTIONS                           (1.63)        (0.51)           (0.15)
                                                 --------      --------          -------
Change in net asset value                            2.69          5.36             2.17
                                                 --------      --------          -------
NET ASSET VALUE, END OF PERIOD                   $  28.12      $  25.43          $ 20.07
                                                 ========      ========          =======
Total return (1)                                    17.80%        29.78%           13.03%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $ 67,764      $ 38,399          $ 4,785

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                            2.05%         2.03%            2.05%(3)
   Gross operating expenses                          2.05%         2.03%            2.07%(3)
   Net investment income                             0.97%         1.17%            2.88%(3)
Portfolio turnover                                     22%           28%              16%(4)

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements                     37

PHOENIX TAX-EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA, OF PHOENIX INVESTMENT COUNSEL, INC.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the reporting period, the Fund's Class A shares returned 2.17% and Class B shares returned 1.37%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.40%, and the Lehman Brothers Municipal Bond Index, which is the Fund's style-specific index appropriate for comparison, returned 3.88%. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Many of the themes that dominated the municipal bond market through the first three quarters of 2005 have persisted into its final months. Specifically, the market has experienced additional flattening in the yield curve, continued heavy issuance of new bonds and strong performance by the market's lower rated sectors. Additionally, the municipal market has had to deal with the economic impact of three devastating hurricanes that battered several states in September and early October.

      Beginning in June 2004, the Federal Reserve (the "Fed") began increasing short-term rates at a "measured pace" in an effort to keep inflation contained without endangering economic growth. Bond market investors have apparently believed that the Fed will be successful, and since the end of November 2004, short-term yields have increased while longer-term yields have actually declined. For example, since November 30, 2004, the yield on one-year, AAA-rated municipal bonds has increased from 2.1% to 3.2%, while the yield on 30-year, AAA-rated municipal bonds declined from 4.8% to 4.6%. This flattening in the municipal yield curve has generated higher returns for long-term municipal bonds compared to short-term bonds.

      Through the third quarter of 2005, issuance of municipal bonds exceeded last year's amount by 15% as municipalities continued to take advantage of generally low interest rates by refinancing older, higher-cost debt. Historically, a heavy supply of municipal bonds tends to exert upward pressure on bond yields. If interest rates rise in 2006, we expect the high level of new issuances to diminish. Further, if municipalities continue to experience improvements in their financial condition, the amount of new issuances should moderate as cash needs are covered from general operations, thereby reducing the need to access the capital markets.

      Hurricanes Katrina, Rita, and Wilma inflicted tremendous financial devastation in Louisiana, Mississippi, Alabama, Texas and Florida, and the impact will be felt by the entire nation for years. Like the rest of the investment community, the municipal bond market is trying to assess the short-and long-term financial impact these natural disasters will have on the region and the markets. In terms of specific municipal credits impacted by the hurricanes, it is still too early to determine the ultimate losers from this tragedy. Both Moody's and S&P have downgraded numerous credits and placed many on watch, with negative implications as they analyze the financial impact of the hurricanes on municipal bond issuers.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: During the past 12 months, the Fund's performance was helped by its higher exposure to the intermediate maturity part of the yield curve (10 to 20 years), zero coupon bonds and longer maturity, noncallable bonds. All of these areas of the municipal bond market performed well. However, when compared to the Lehman Brothers Municipal Bond Index, the portfolios underperformed primarily due to the Fund's higher credit quality, lower exposure to longer maturity bonds (25 years and longer) and limited allocation to discount coupon bonds, specifically longer maturity discount bonds. Each of these areas provided very strong returns during the year, with lower rated investment grade bonds (mostly tobacco-backed bonds) dominating performance as credit spreads narrowed throughout the year.

      We continue to emphasize higher quality municipal bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA, with 87% of its issues rated AA or higher. We continue the practice of owning bonds issued by the higher quality essential service issuers. Additionally, the Fund is well diversified geographically, with exposure to 22 states, in an effort to minimize exposure to any one municipal sector or geographic region. The Fund also is well protected from bonds being called, with only 18% of the portfolio subject to call or maturity over the next three years. With municipal interest rates still historically low, this limited amount of near-term callable bonds is especially beneficial to the portfolio.

      The Fund does not own any issues located in the worst hit areas, specifically New Orleans and Gulfport/Biloxi, Mississippi. While it does own issues from other affected areas in Louisiana, Texas, Alabama and Florida, our style of being a high quality municipal bond manager is serving us well as all those issues are mostly insured or essential service issues, like water and sewer or education bonds. Therefore, we do not anticipate that these unfortunate disasters will generate any major problems for the Fund.

      Lower quality municipal bonds, specifically tobacco settlement bonds and below investment grade bonds, have generated returns well above the general municipal bond market as measured by the Lehman Brothers Municipal Bond Index. However, to maintain the Fund's high credit quality and low risk standards, we have chosen not to own tobacco settlement bonds, which are mostly rated BBB/BBB-. While this sector's total return performance has been high, we believe that the high risk of ongoing legal challenges to the settlement structure as well as the business and marketing practices of the tobacco companies make the sector inappropriate for the Fund. Further, we continue to believe that the longer-term risks inherent in this sector are not consistent with our strategy of capital preservation.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                     1 YEAR   5 YEARS   10 YEARS
                                                     ------   -------   --------
Class A Shares at NAV(2)                              2.17%    4.85%     4.35%
Class A Shares at POP(3)                             (2.69)    3.84      3.85

Class B Shares at NAV(2)                              1.37     4.08      3.58
Class B Shares with CDSC(4)                          (2.50)    4.08      3.58

Lehman Brothers Aggregate Bond Index                  2.40     6.06      6.21
Lehman Brothers Municipal Bond Index                  3.88     5.92      5.73

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

                 Phoenix          Phoenix          Lehman           Lehman
                Tax-Exempt       Tax-Exempt        Brothers         Brothers
                Bond Fund        Bond Fund        Municipal        Aggregate
                  Class A          Class B        Bond Index       Bond Index
                ----------       ----------       ----------       ----------
11/30/95         $ 9,525          $10,000          $10,000          $10,000
11/29/96           9,935           10,361           10,589           10,607
11/28/97          10,535           10,893           11,348           11,408
11/30/98          11,142           11,435           12,229           12,486
11/30/99          10,733           10,938           12,097           12,481
11/30/00          11,511           11,639           13,087           13,612
11/30/01          12,442           12,495           14,232           15,131
11/29/02          13,112           13,072           15,133           16,242
11/28/03          13,903           13,754           16,140           17,084
11/30/04          14,291           14,033           16,797           17,843
11/30/05          14,601           14,226           17,450           18,271

For information regarding the indexes, see the glossary on page 3.

Phoenix Tax-Exempt Bond Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

       Tax-Exempt           Beginning           Ending         Expenses Paid
       Bond Fund          Account Value      Account Value         During
        Class A            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   -------------
Actual                       $1,000.00         $  999.40            $5.19

Hypothetical (5% return
   before expenses)           1,000.00          1,019.81             5.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.17%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,021.70.

       Tax-Exempt           Beginning           Ending         Expenses Paid
       Bond Fund          Account Value      Account Value         During
        Class B            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   -------------
Actual                       $1,000.00         $  995.60            $8.93

Hypothetical (5% return
   before expenses)           1,000.00          1,016.00             9.06

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.79%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,013.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
1.  Riverside County Single Family Issue B 8.625%, 5/1/16                  11.2%
2.  Kentucky State Turnpike Authority Economic Development 0%, 1/1/10       5.3%
3.  Louisiana Local Government Environmental Facilities Community
    Development Authority 5.25%, 12/1/18                                    5.0%
4.  Camden County Municipal Utilities Authority Series B 0%, 9/1/11         4.5%
5.  Upper Occoquan Sewage Authority Series A 5.25%, 7/1/20                  4.2%
6.  Cartersville Development Authority 5.625%, 5/1/09                       4.0%
7.  Wisconsin State Health and Educational Facilities Authority Howard
    Young 5%, 8/15/12                                                       3.8%
8.  Dade County Series CC 7.125%, 10/1/12                                   3.4%
9.  Metropolitan Government Nashville & Davidson County Health &
    Educational Facilities Board 6%, 12/1/16                                3.3%
10. Florida State Board of Education Capital Outlay Series E 5.50%,
    6/1/20                                                                  3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATE WEIGHTINGS                                                        11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

California                  18%
Texas                       13
Illinois                     8
Louisiana                    7
Florida                      7
Virginia                     6
Wisconsin                    5
Other                       36

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
MUNICIPAL BONDS(d)--97.3%

ALABAMA--2.0%
Birmingham Capital Improvement Series A
5.50%, 8/1/25 ......................................   $   1,000   $  1,067,010

ARKANSAS--0.4%
Drew County Public Facilities Board Single Family
Mortgage Series A-2 7.90%, 8/1/11
(FNMA Collateralized) ..............................          43         42,733

Jacksonville Residential Housing Facilities Board
Single Family Mortgage Series A-2 7.90%, 1/1/11
(FNMA Collateralized) ..............................          59         59,797

Lonoke County Residential Housing Facilities Board
Single Family Mortgage Series A-2 7.90%, 4/1/11
(FNMA Collateralized) ..............................          70         71,798

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
ARKANSAS--CONTINUED
Stuttgart Public Facilities Board Single Family
Mortgage Series A-2 7.90%, 9/1/11
(FNMA Collateralized) ..............................   $      22   $     22,666
                                                                   ------------
                                                                        196,994
                                                                   ------------
CALIFORNIA--18.4%
California State 5%, 2/1/20 ........................         750        783,128

California State Public Works Board Department of
Mental Health Series A 5.50%, 6/1/16 ...............       1,000      1,090,530

Los Angeles Unified School District Election of 1997
Series E 5.125%, 1/1/27 (MBIA Insured) ........            1,120      1,178,923

Riverside County Single Family Issue B 8.625%,
5/1/16 (GNMA Collateralized)(c) ....................       4,300      5,943,331

South Gate Utility Authority 0%, 10/1/19
(FGIC Insured) .....................................       1,385        733,690
                                                                   ------------
                                                                      9,729,602
                                                                   ------------

42                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund
                                                          PAR
                                                         VALUE
                                                         (000)      VALUE
                                                        -------  ------------
CONNECTICUT--3.6%
Connecticut State Health & Educational Facilities
Authority 5%, 7/1/25 (Radian Insured) ................  $   325  $    334,204

Mashantucket Western Pequot Tribe Series A 144A
6.50%, 9/1/06(b)(c) ..................................      495       506,435

Mashantucket Western Pequot Tribe Series B 144A
5.60%, 9/1/09(b) .....................................    1,000     1,050,070
                                                                 ------------
                                                                    1,890,709
                                                                 ------------

DELAWARE--0.9%
Wilmington Parking Authority 4.375%, 3/15/35
(MBIA Insured) .......................................      500       474,265

FLORIDA--6.5%
Dade County Series CC 7.125%, 10/1/12
(AMBAC Insured) ......................................    1,490     1,815,654

Florida State Board of Education Capital Outlay
Series E 5.50%, 6/1/20 Prerefunded 6/1/10 @101 .......    1,500     1,637,760
                                                                 ------------
                                                                    3,453,414
                                                                 ------------

GEORGIA--4.0%
Cartersville Development Authority 5.625%, 5/1/09 ....    2,000     2,096,600

ILLINOIS--7.7%
Chicago Board of Education Series A 6%, 1/1/20
(MBIA Insured) .......................................      500       582,105

Chicago Park District Series A 5%, 1/1/27
(AMBAC Insured) ......................................    1,000     1,033,770

Illinois Finance Authority Loyola University Series A
5%, 7/1/23 (XLCA Insured) ............................      500       517,960

Illinois Health Facilities Authority Series C 7%,
4/1/08 (FSA Insured) .................................      850       885,147

Metropolitan Pier & Exposition Authority 6.50%,
6/15/07 (FGIC Insured)(c) ............................       30        30,563

Metropolitan Pier & Exposition Authority Series A
5.50%, 6/15/27 .......................................    1,000     1,008,060
                                                                 ------------
                                                                    4,057,605
                                                                 ------------

KENTUCKY--5.3%
Kentucky State Turnpike Authority Economic Development
0%, 1/1/10 (FGIC Insured) ............................    3,300     2,828,727

LOUISIANA--7.0%
Louisiana Local Government Environmental Facilities
Community Development Authority 5.25%, 12/1/18
(AMBAC Insured) ......................................    2,500     2,667,650

                                                          PAR
                                                         VALUE
                                                         (000)      VALUE
                                                        -------  ------------
LOUISIANA--CONTINUED
Orleans Parish Parishwide School District Series B
5.50%, 9/1/20 (FGIC Insured) .........................  $ 1,000  $  1,039,580
                                                                 ------------
                                                                    3,707,230
                                                                 ------------

MICHIGAN--1.5%
Coldwater Community Schools 5.625%, 5/1/15
Prerefunded 5/1/11 @100 (Q-SBLF Guaranteed) ..........      700       771,568

NEW JERSEY--4.5%
Camden County Municipal Utilities Authority Series B
0%, 9/1/11 (FGIC Insured) ............................    3,000     2,399,490

NEW YORK--0.5%
New York State Thruway Authority Series B 5%, 4/1/15
(FSA Insured) ........................................      225       242,899

NORTH CAROLINA--2.8%
North Carolina Municipal Power Agency No. 1 Catawba
Electric 6%, 1/1/09 (AMBAC Insured) ..................    1,385     1,488,751

PENNSYLVANIA--1.2%
Delaware County Elwyn, Inc. Project Series A 5%,
6/1/21 (Radian Insured) ..............................      625       646,963

SOUTH CAROLINA--2.0%
Columbia Waterworks and Sewer Systems
5%, 2/1/29 (FSA Insured) .............................    1,020     1,057,087

TENNESSEE--3.3%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board 6%, 12/1/16
(AMBAC Insured) ......................................    1,500     1,723,845

TEXAS--12.6%
Canyon Independent School District Series A 5.375%,
2/15/24 (PSF Guaranteed) .............................    1,170     1,257,528

Northwest Independent School District 5%, 8/15/28
(PSF Guaranteed) .....................................    1,225     1,262,203

San Antonio Electric & Gas 5%, 2/1/12(c) .............       15        16,107

Texas State Public Finance Authority 6.25%, 8/1/09
(MBIA Insured) .......................................    1,030     1,082,447

United Independent School District 4.50%, 8/15/30
(PSF Guaranteed) .....................................    1,000       966,640

University of Texas Permanent University Fund Series B
5%, 7/1/26 ...........................................    1,000     1,044,610

Williamson County 5.25%, 2/15/25 (FSA Insured) .......    1,000     1,056,680
                                                                 ------------
                                                                    6,686,215
                                                                 ------------

                        See Notes to Financial Statements                     43

Phoenix Tax-Exempt Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
VIRGINIA--5.9%
Pittsylvania County Industrial Development Authority
Series A 7.45%, 1/1/09 ...............................  $   900  $    926,613

Upper Occoquan Sewage Authority Series A 5.15%,
7/1/20 (MBIA Insured) ................................    2,000     2,207,760
                                                                 ------------
                                                                    3,134,373
                                                                 ------------

WASHINGTON--0.9%
Washington State Series B 6%, 1/1/25 Prerefunded
1/1/10 @ 100 .........................................      420       459,682

WEST VIRGINIA--0.9%
Monongalia County Building Commission Monongalia
General Hospital Series A 5%, 7/1/30 .................      500       486,195

WISCONSIN--5.4%
Wisconsin State Clean Water Series 1 6.875%,
6/1/11 ...............................................      750       844,207

Wisconsin State Health and Educational Facilities
Authority Howard Young 5%, 8/15/18
(Radian Insured) .....................................    2,000     2,031,620
                                                                 ------------
                                                                    2,875,827
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $48,473,385)                                      51,475,051
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.3%
(IDENTIFIED COST $48,473,385)                                      51,475,051
-----------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
SHORT-TERM INVESTMENTS--1.7%

COMMERCIAL PAPER(f)--1.7%
UBS Finance Delaware LLC 4.02%, 12/1/05 ..............  $   890  $    890,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $890,000)                                            890,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $49,363,385)                                      52,365,051(a)

Other assets and liabilities, net--1.0%                               551,022
                                                                 ------------
NET ASSETS--100.0%                                               $ 52,916,073
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,133,002 and gross depreciation of $110,124 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $49,342,173.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities amounted to a value of $1,556,505 or 2.9% of net assets.

(c)   Escrowed to maturity.

(d) At November 30, 2005, 73% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: AMBAC 16.5%, FGIC 13.3%, GNMA 11.2% and MBIA 10.4%.
(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

44                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $49,363,385)                                   $ 52,365,051
Cash                                                                      2,033
Receivables
   Interest                                                             740,323
   Fund shares sold                                                       6,822
Trustee retainer                                                            456
Prepaid expenses                                                         11,596
                                                                   ------------
     Total assets                                                    53,126,281
                                                                   ------------

LIABILITIES
Payables
   Fund shares repurchased                                               49,958
   Dividend distributions                                                74,259
   Professional fee                                                      31,958
   Investment advisory fee                                               13,180
   Transfer agent fee                                                    12,844
   Distribution and service fees                                         11,818
   Financial agent fee                                                    5,211
   Other accrued expenses                                                10,980
                                                                   ------------
     Total liabilities                                                  210,208
                                                                   ------------
NET ASSETS                                                         $ 52,916,073
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 49,626,549
Undistributed net investment income                                      92,270
Accumulated net realized gain                                           195,588
Net unrealized appreciation                                           3,001,666
                                                                   ------------
NET ASSETS                                                         $ 52,916,073
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets
   $51,376,498)                                                       4,813,484
Net asset value per share                                          $      10.67
Offering price per share ($10.67/1-4.75%)                          $      11.20

CLASS B
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets $1,539,575)               143,332
Net asset value and offering price per share                       $      10.74

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Interest                                                           $  2,788,318
                                                                   ------------
     Total investment income                                          2,788,318
                                                                   ------------

EXPENSES
Investment advisory fee                                                 260,243
Service fees, Class A                                                   139,973
Distribution and service fees, Class B                                   18,428
Financial agent fee                                                      65,738
Transfer agent                                                           69,976
Professional                                                             38,194
Trustees                                                                 30,696
Registration                                                             26,140
Custodian                                                                15,221
Printing                                                                  9,902
Miscellaneous                                                            33,631
                                                                   ------------
     Total expenses                                                     708,142
Less expenses reimbursed by investment adviser                          (44,165)
Custodian fees paid indirectly                                               (6)
                                                                   ------------
     Net expenses                                                       663,971
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                          2,124,347
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 287,343
Net realized gain (loss) on futures                                     (79,274)
Net change in unrealized appreciation (depreciation) on
     investments                                                     (1,023,021)
Net change in unrealized appreciation (depreciation) on
     futures                                                            (12,481)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                         (827,433)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  1,296,914
                                                                   ============

                        See Notes to Financial Statements                     45

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended          Year Ended
                                                                                November 30, 2005   November 30, 2004
                                                                                -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                 $       2,124,347   $       2,473,373
   Net realized gain (loss)                                                               208,069             936,451
   Net change in unrealized appreciation (depreciation)                                (1,035,502)         (1,535,480)
                                                                                -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             1,296,914           1,874,344
                                                                                -----------------   -----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (2,055,450)         (2,297,464)
   Net investment income, Class B                                                         (53,157)            (81,062)
   Net realized short-term gains, Class A                                                (209,885)                 --
   Net realized short-term gains, Class B                                                  (7,251)                 --
   Net realized long-term gains, Class A                                                 (861,431)           (503,585)
   Net realized long-term gains, Class B                                                  (29,798)            (27,394)
                                                                                -----------------   -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (3,216,972)         (2,909,505)
                                                                                -----------------   -----------------

FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (125,885 and 211,928 shares, respectively)             1,366,560           2,341,303
   Net asset value of shares issued from reinvestment of distributions
     (174,544 and 157,454 shares, respectively)                                         1,896,112           1,746,137
   Cost of shares repurchased (1,007,337 and 1,201,197 shares, respectively)          (10,922,615)        (13,306,012)
                                                                                -----------------   -----------------
Total                                                                                  (7,659,943)         (9,218,572)
                                                                                -----------------   -----------------

CLASS B
   Proceeds from sales of shares (11,688 and 6,585 shares, respectively)                  126,598              73,355
   Net asset value of shares issued from reinvestment of distributions
     (3,794 and 4,851 shares, respectively)                                                41,503              54,289
   Cost of shares repurchased (72,273 and 156,923 shares, respectively)                  (790,257)         (1,730,199)
                                                                                -----------------   -----------------
Total                                                                                    (622,156)         (1,602,555)
                                                                                -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (8,282,099)        (10,821,127)
                                                                                -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (10,202,157)        (11,856,288)
                                                                                -----------------
NET ASSETS
   Beginning of period                                                                 63,118,230          74,974,518
                                                                                -----------------   -----------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $92,270
     AND $78,778, RESPECTIVELY)                                                 $      52,916,073   $      63,118,230
                                                                                =================   =================

46                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                             ------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                             ------------------------------------------------------
                                                2005        2004       2003      2002(2)     2001
Net asset value, beginning of period         $   11.03    $  11.19   $  10.94   $  10.83   $  10.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.40(3)     0.40       0.40       0.44       0.48
   Net realized and unrealized gain (loss)       (0.16)      (0.10)      0.24       0.13       0.35
                                             ---------    --------   --------   --------   --------
     TOTAL FROM INVESTMENT OPERATIONS             0.24        0.30       0.64       0.57       0.83
                                             ---------    --------   --------   --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.40)      (0.38)     (0.39)     (0.46)     (0.52)
   Distributions from net realized gains         (0.20)      (0.08)        --         --         --
                                             ---------    --------   --------   --------   --------
     TOTAL DISTRIBUTIONS                         (0.60)      (0.46)     (0.39)     (0.46)     (0.52)
                                             ---------    --------   --------   --------   --------
Change in net asset value                        (0.36)      (0.16)      0.25       0.11       0.31
                                             ---------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $   10.67    $  11.03   $  11.19   $  10.94   $  10.83
                                             =========    ========   ========   ========   ========
Total return(1)                                   2.17%       2.80%      5.96%      5.38%      8.09%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  51,376    $ 60,897   $ 71,083   $ 74,945   $ 76,268
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.12%       1.12%      1.11%      1.09%      1.11%
   Gross operating expenses                       1.20%       1.12%      1.11%      1.09%      1.11%
   Net investment income                          3.70%       3.60%      3.60%      4.02%      4.37%
Portfolio turnover                                   9%         28%        19%        41%        28%

                                                                    CLASS B
                                             ------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                             ------------------------------------------------------
                                                2005        2004       2003      2002(2)     2001
Net asset value, beginning of period         $   11.10    $  11.26   $  11.01   $  10.89   $  10.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.32(3)     0.34       0.33       0.36       0.39
   Net realized and unrealized gain (loss)       (0.16)      (0.12)      0.23       0.14       0.37
                                             ---------    --------   --------   --------   --------
     TOTAL FROM INVESTMENT OPERATIONS             0.16        0.22       0.56       0.50       0.76
                                             ---------    --------   --------   --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.32)      (0.30)     (0.31)     (0.38)     (0.43)
   Distributions from net realized gains         (0.20)      (0.08)        --         --         --
                                             ---------    --------   --------   --------   --------
     TOTAL DISTRIBUTIONS                         (0.52)      (0.38)     (0.31)     (0.38)     (0.43)
                                             ---------    --------   --------   --------   --------
Change in net asset value                        (0.36)      (0.16)      0.25       0.12       0.33
                                             ---------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $   10.74    $  11.10   $  11.26   $  11.01   $  10.89
                                             =========    ========   ========   ========   ========
Total return(1)                                   1.37%       2.03%      5.15%      4.62%      7.35%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   1,540    $  2,221   $  3,891   $  5,387   $  5,118
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.88%       1.86%      1.86%      1.84%      1.86%
   Gross operating expenses                       1.95%       1.86%      1.86%      1.84%      1.86%
   Net investment income (loss)                   2.94%       2.84%      2.85%      3.26%      3.62%
Portfolio turnover                                   9%         28%        19%        41%        28%

(1)   Sales charges are not reflected in the total return calculation.

(2) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class
      B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
      (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements                     47

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

1. ORGANIZATION

      Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently four Funds are offered for sale (each a "Fund"). The Phoenix Emerging Markets Bond Fund ("Emerging Markets Bond Fund") is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Phoenix International Strategies Fund ("International Strategies Fund") is diversified and has an investment objective of high total return consistent with reasonable risk. The Phoenix Real Estate Securities Fund ("Real Estate Securities Fund") is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. The Phoenix Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") is diversified and has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital.

      The Funds offer the following classes of shares for sale:

Fund                             Class A    Class B    Class C
----                             -------    -------    -------
Emerging Markets Bond Fund          X          X          X
International Strategies Fund       X          X          X
Real Estate Securities Fund         X          X          X
Tax-Exempt Bond Fund                X          X         --

      Class A shares of International Strategies Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis. On November 30, 2005, the International Strategies Fund utilized fair value pricing for its foreign common stocks.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the Tax-Exempt Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:

      With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. FUTURES CONTRACTS:

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain Funds may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At November 30, 2005, the Funds did not have open futures contracts.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, the Advisers (the "Advisers"), Phoenix Investment Counsel, Inc., ("PIC") for the Emerging Markets Bond Fund, International Strategies Fund and the Tax-Exempt Bond Fund and Duff & Phelps Investment Management Co. ("DPIM"), for the Real Estate Securities Fund, each an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                           1st         $1-2      $2 +
                                       $1 Billion    Billion    Billion
                                       ----------    -------    -------
Emerging Markets Bond Fund ........       0.75%       0.70%      0.65%
International Strategies Fund .....       0.85%       0.80%      0.75%
Real Estate Securities Fund .......       0.75%       0.70%      0.65%
Tax-Exempt Bond Fund ..............       0.45%       0.40%      0.35%

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

      PIC has contractually agreed to a 0.10% waiver of management fees through September 30, 2006, for the International Strategies Fund.

      On July 1, 2005, PIC implemented an expense cap for the Tax-Exempt Bond Fund of total fund operating expenses at 1.00% for Class A Shares and 1.75% for Class B Shares. PIC has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2006. The adviser will not seek to recapture any reimbursed operating expenses in the future.

      DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2006, to the extent that total expenses (excluding interest, taxes and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B and Class C shares. The adviser will not seek to recapture any prior year's reimbursed or waived investment advisory fees.

      For the period of December 1, 2004, through June 30, 2005, Aberdeen Asset Management, Inc. ("Aberdeen") was the subadviser to the International Strategies Fund. For its services, Aberdeen was paid a fee by PIC equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion. Effective July 1, 2005, Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star") became the subadvisers to the Phoenix International Strategies Fund. PIC pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

                                      1st          $200 + million        $500 +
                                  $200 million  through $500 million     million
                                  ------------  --------------------     -------
Subadvisory Fee ...............       0.50%             0.40%             0.35%

      PIC pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

                                                        1st              $100 +
                                                    $100 million         million
                                                    ------------         -------
Subadvisory Fee ................................        0.50%             0.40%

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended November 30, 2005, as follows:

                                     Class A       Class B            Class C
                                   Net Selling     Deferred           Deferred
                                   Commissions   Sales Charges     Sales Charges
                                   -----------   -------------     -------------
Emerging Markets Bond Fund .....     $  2,533      $  38,975         $    206
International Strategies Fund ..        4,308         11,799               85
Real Estate Securities Fund ....      122,401        150,932           21,871
Tax-Exempt Bond Fund ...........        7,675          4,688               --

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net asset values of each Fund. Certain minimum fees may apply. For the period ended November 30, 2005, the Trust incurred financial agent fees totaling $647,146.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended November 30, 2005, transfer agent fees were $1,727,393 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                                  Transfer Agent
                                                                   Fee Retained
                                                                  --------------
Emerging Markets Bond Fund ..................................       $   10,492
International Strategies Fund ...............................           81,875
Real Estate Securities Fund .................................          500,108
Tax-Exempt Bond Fund ........................................           14,844

      At November 30, 2005, PNX and its affiliates, and the retirement plans of PNX and its affiliates, held shares of the Trust which aggregated the following:

                                                                    Aggregate
                                                                    Net Asset
                                                       Shares         Value
                                                     ---------     ------------
International Strategies Fund
   --Class A ....................................    1,704,015     $ 18,676,004
Real Estate Securities Fund
   --Class A ....................................      234,680        6,606,242

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities during the period ended November 30, 2005, (excluding U.S. Government and agency securities, short-term securities and futures contracts) were as follows:

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

                                                     Purchases         Sales
                                                   ------------     ------------
Emerging Markets Bond Fund ....................    $ 12,910,664     $ 23,089,460
International Strategies Fund .................      99,987,754       96,504,074
Real Estate Securities Fund ...................     315,910,447      158,777,017
Tax-Exempt Bond Fund ..........................       4,786,331       12,015,471

      Purchases and sales of long-term U.S. Government and agency securities were as follows:

                                                     Purchases         Sales
                                                   ------------     ------------
Emerging Markets Bond Fund ....................    $  1,996,797     $         --

5. CREDIT RISK AND ASSET CONCENTRATION

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

      At November 30, 2005, the Emerging Markets Bond Fund held $6,362,187 in investments issued by the Federative Republic of Brazil, comprising 13.7% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      At November 30, 2005, the following Funds had omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding.

International Strategies Fund .....................    16.7%
Real Estate Securities Fund .......................    17.5%

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the SEC conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have the following capital loss carryovers, which may be used to offset future capital gains:

                                                Expiration Year
                                   -----------------------------------------
                                       2006          2008           2009
                                   -----------   ------------   ------------
Emerging Markets Bond Fund .....   $ 4,141,783   $ 15,783,427   $  5,098,571
International Strategies Fund ..            --             --         67,592

                                                Expiration Year
                                   -----------------------------------------
                                       2010          2011          Total
                                   -----------   ------------   ------------
Emerging Markets Bond Fund .....   $        --   $         --   $ 25,023,781
International Strategies Fund ..    11,155,422      8,054,548     19,277,562

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

      For the period ended November 30, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

                                                                     Utilized
                                                                   ------------
Emerging Markets Bond Fund ...................................     $    660,250
International Strategies Fund ................................       14,698,083

   The Emerging Markets Bond Fund has an expired capital loss carryover of $12,943,002.

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                   Undistributed   Undistributed  Undistributed
                                      Ordinary       Long-Term      Tax-Exempt
                                       Income      Capital Gains      Income
                                   -------------   -------------  -------------
International Strategies Fund ..   $     824,542   $          --  $          --
Real Estate Securities Fund ....       2,413,407      18,690,676             --
Tax-Exempt Bond Fund ...........          52,599         142,989         92,270

      For the period ended November 30, 2005, the Tax-Exempt Bond Fund distributed $2,061,553 of exempt interest dividends.

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of November 30, 2005, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                      Capital
                                      Paid in        Accumulated  Undistributed
                                     on Shares          Net            Net
                                         of           Realized      Investment
                                     Beneficial         Gain          Income
                                      Interest        (Loss)          (Loss)
                                   -------------   -------------  --------------
Emerging Markets Bond Fund .....    ($12,959,167)   $ 12,794,053    $  165,114
International Strategies Fund ..              --        (623,864)      623,864
Tax-Exempt Bond Fund ...........           2,247               1        (2,248)

11. SUBSEQUENT EVENTS

      Effective December 1, 2005, HSBC Halbis Partners (USA) Inc. ("HSBC") is the subadviser to the Emerging Markets Bond Fund ("the Fund"). PIC will pay HSBC a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the Fund. The Fund's investment objectives, principal investment strategies, and principal risks will remain the same.

      Effective January 11, 2006, certain redemptions of Class A shares may be subject to a 1% contingent deferred sales charge if made within one year of purchases of $1 million or more made without a sales charge.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

      For federal income tax purposes, 97.8% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

      For federal income tax purposes, 3.3% of the ordinary income dividends earned by the International Strategies Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended November 30, 2005, the International Strategies Fund hereby designates 100%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended November 30, 2005, the Funds designated long-term capital gain dividends as follows:

      Real Estate Securities Fund ...........................    $ 18,690,676
      Tax-Exempt Bond Fund ..................................         142,989

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of
Phoenix Multi-Portfolio Fund and Shareholders of
Phoenix Emerging Markets Bond Fund
Phoenix International Strategies Fund
Phoenix Real Estate Securities Fund
Phoenix Tax-Exempt Bond Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Emerging Markets Bond Fund (formerly Phoenix-Goodwin Emerging Markets Bond Fund), Phoenix International Strategies Fund (formerly Phoenix-Aberdeen International Fund), Phoenix Real Estate Securities Fund (formerly Phoenix-Duff & Phelps Real Estate Securities
Fund), Phoenix Tax-Exempt Bond Fund (formerly Phoenix-Goodwin Tax-Exempt Bond
Fund), constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust" at November 30, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, approved, at a meeting held on November 4, 2005, the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and, at a meeting held on August 17, 2005, the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and HSBC Halbis Partners (USA) Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, commencing December 1, 2005, the Subadvisor provides the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for all periods reported, but also noted the appointment of the Subadvisor to manage the Fund going forward as of December 1, 2005 was intended to improve the Fund's performance.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were above the Lipper expense group average. The Board noted the impact of the Fund's relatively small size on the Fund's total expenses compared to the funds included in the Lipper expense group, and the small number of funds included in the group. The Board was

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable. In addition, management indicated that the Subadviser would likely attract new investments into the Fund and that management was exploring ways to reduce the Fund's expenses.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers in managing other accounts. In this regard, the Board noted that the lead portfolio manager had over 12 years of experience in the investment management business and that the two other members of the portfolio management team had over 12 and 8 years experience, respectively. The Board also considered the Subadvisor's experience in managing over $450 billion in assets including approximately $20 billion in emerging market debt. The Board noted the Subadvisor's investment performance with its other emerging market bond accounts has surpassed their benchmark for 1, 3 and 5 year periods as of June 30, 2005. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board did not separately review performance for the Subadvisor as the Subadvisory Agreement takes effect December 1, 2005.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, approved, at a meeting held on November 4, 2005, the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and, at a meeting held on May 17, 2005, the investment subadvisory agreement (the "Acadian Subadvisory Agreement") between PIC and Acadian Asset Management, Inc. ("Acadian") and the investment subadvisory agreement (the "New Star Subadvisory Agreement") between PIC and New Star Institutional Managers Limited ("New Star"). Together, Acadian and New Star are referred to as the "Subadvisors" and the Acadian Subadvisory Agreement and the New Star Subadvisory Agreement are referred to together as the "Subadvisory Agreements". Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, effective July 1, 2005, the Subadvisors provide the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisors and conducted compliance due diligence visits or telephone calls with each Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Fund had trailed its benchmark for the 3 and 5 year periods, the Fund outperformed the benchmark for the 1 year and 10 year periods. In addition, the Fund's performance relative to its Lipper peer group was improving during the recent year to date and 1 year periods. The Board also noted the relatively recent change in investment managers pursuant to the Subadvisory Agreements that became effective July 1, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were higher than the average total expenses for comparable funds. Although the contractual management fee was lower than the average for the peer group, non-management expenses were higher. Overall, the Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisors to the Fund and its shareholders were reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisors and the portfolio managers in managing other accounts. In this regard, the Board noted that the Acadian portfolio management team includes one manager with 15 years of experience in the investment management business at Acadian and another manager with over 6 years of experience in the investment management business. Likewise, the New Star portfolio management team has over 10 years of experience in the investment management business. The Board also considered the performance of the Subadvisors in managing other accounts and noted that their performance surpassed their benchmark for the 1, 3 and 5 year periods as of March 31, 2005. Turning to compensation, the Board noted that a primary factor in a Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of each Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Fund had trailed its benchmark for the 3 and 5 year periods, the Fund outperformed the benchmark for the 1 year period. The Board noted that the performance of the Fund appeared to be improving since the effective date of the Subadvisory Agreements.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor noting that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX REAL ESTATE SECURITIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Duff & Phelps Investment Management Co. ("Adviser") and the Fund. Pursuant to the Advisory Agreement Adviser provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Adviser and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Adviser and its affiliates comparing the performance of the Fund with a peer group and benchmark, reports provided by Adviser and its affiliates showing that the investment policies and restrictions for the Fund were followed and reports provided by Adviser and its affiliates covering matters such as the compliance of investment personnel and other access persons with Adviser's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Adviser as an investment advisor and the experience of the team of portfolio managers that manage the Fund. In this regard, the Board noted that each member of the portfolio management team had over 10 years of experience in managing real estate investment securities for clients of the Adviser. Turning to compensation, the Board noted that a primary factor in Adviser's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of Adviser's compliance program. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Adviser, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Fund had exceeded the Lipper peer group average for its investment style for the 1, 3, 5, 10 and year to date periods.

      PROFITABILITY. The Board also considered the level of profits realized by Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to Adviser from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were less than the average total expenses for comparable funds and that the management fee was equal to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that Adviser and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX TAX-EXEMPT BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board's opinion was also based, in part, upon the extensive experience of the portfolio manager. In this regard, the Board noted that the portfolio manager had over 15 years of experience in the investment management business. Turning to compensation, the Board noted that a primary factor in the amount of bonus compensation to PIC's portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for the 1, 3, 5 and 10 year periods. The Board noted management's comments that the Fund's performance had been affected by the Fund's high concentration of high quality municipal bonds and the fact that higher returns for the bond market in general had been generated by lower quality bonds over the last few years. Fund management also noted that the Adviser had recently agreed to cap total expenses of the Fund in line with the Lipper expense group average for the Fund. Due to the Fund's performance the Board requested that management provide a progress report on the Fund in early 2006.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX TAX-EXEMPT BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that, although the total expenses of the Fund were above the Lipper expense group average for the Fund, the Adviser had recently agreed to cap expenses at the Lipper expense group average. The Board also noted that the management fee was less than the median for the Lipper peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                  MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
                         RESULTS OF SHAREHOLDER MEETINGS
                                   (UNAUDITED)

      At a Special meeting of Shareholders of Phoenix-Aberdeen International Fund (n/k/a Phoenix International Strategies Fund) (the "Fund") held on June 22, 2005, shareholders voted on the following proposals:

            1. To approve an amendment to the fee schedule of the Fund's Investment Advisory Agreement between Phoenix Multi-Portfolio Fund (the "Trust") on behalf of the Fund and Phoenix Investment Counsel, Inc. ("PIC").

            2. To approve a Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") and a Subadvisory Agreement between PIC and New Star Institutional Managers, Inc. ("New Star") with respect to the Fund.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN      BROKER NON-VOTES
                                                          ---------------   --------------   --------------   ----------------
1. Approve an amendment to the fee schedule
   of the Fund's Investment Advisory Agreement
   between the Trust on behalf of the Fund and
   PIC ................................................   22,692,690.8484   3,991,343.5509   2,194,104.1161     3,541,202.9000

2. Approve a new Subadvisory Agreement ................   27,472,510.3767   2,419,026.2783   2,527,804.7605          None

------------------------------------------------------------------------------------------------------------------------------

      At a Special meeting of Shareholders of Phoenix-Aberdeen International Fund (n/k/a Phoenix International Strategies Fund) (the "Fund") held on July 13, 2005, shareholders voted on the following proposal:

            To permit Phoenix Investment Counsel, Inc. ("PIC") to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN      BROKER NON-VOTES
                                                          ---------------   --------------   --------------   ----------------
Permit PIC to hire and replace subadvisers
or to modify subadvisory agreements
without shareholder approval ..........................   22,047,441.7387   4,005,933.7115   3,844,169.2050     3,050,992.1200

                  MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
                         RESULTS OF SHAREHOLDER MEETING
                                NOVEMBER 30, 2005
                                  (UNAUDITED)

      At a Special meeting of Shareholders of Phoenix Emerging Markets Bond Fund (the "Fund") held on November 30, 2005, Shareholders voted on the following proposals:

            1. To approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and HSBC Halbis Partners (USA) Inc. ("HSBC").

            2. To permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN
                                                           --------------    -------------    -------------
1. Approve new Subadvisory Agreement ..................    22,152,025.640      522,027.750    1,326,590.880

2. Permission for PIC to hire and replace
   subadvisers or to modify subadvisory
   Agreements without shareholder
   approval ...........................................    20,304,139.982    2,233,827.567    1,462,706.720

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of November 30, 2005, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring in 2006.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND         LENGTH OF     OVERSEEN BY                           DURING PAST 5 YEARS AND
      DATE OF BIRTH          TIME SERVED      TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since         52        Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC   1993.                          Trustee/Director, Phoenix Funds Complex (1983-present). Trustee/Director,
101 Park Avenue                                            Realty Foundation of New York (1972-present), Josiah Macy, Jr. Foundation
New York, NY 10178                                         (Honorary) (2004-present), Pace University (Director/Trustee Emeritus)
DOB: 8/2/29                                                (2003-present), Greater New York Councils, Boy Scouts of America
                                                           (1985-present), The Academy of Political Science (Vice Chairman)
                                                           (1985-present), Urstadt Biddle Property Corp. (1989-present), Colgate
                                                           University (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                           Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                           Metropolitan Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                           (1994-2001), Consolidated Edison Company of New York, Inc. (1970-2002),
                                                           Atlantic Mutual Insurance Company (1974-2002), Centennial Insurance
                                                           Company (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                           Mac Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                           (1994-2002), Pace University (1978-2003), New York Housing Partnership
                                                           Development Corp. (Chairman) (1981-2003), Josiah Macy, Jr. Foundation
                                                           (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since         52        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      1993.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill              Served since         50        Retired. Trustee, Phoenix Funds Family (1989-present). Trustee, Scudder
7721 Blue Heron Way         2004.                          Investments (55 portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                  Holdings Limited (1991-2000), Coutts & Co. Group (1991-2000) and Coutts &
DOB: 3/28/30                                               Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since         52        Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902    1995.                          Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since         50        Partner, Stonington Partners, Inc. (private equity fund) (2001-present).
Stonington Partners, Inc.   1987.                          Director/Trustee, Evergreen Funds (six portfolios). Trustee, Phoenix
736 Market Street,                                         Funds Family (1980-present). Director, Diversapak (2002-present). Obaji
Ste. 1430                                                  Medical Products Company (2002-present). Director, Lincoln Educational
Chattanooga, TN 37402                                      Services (2002-2004). Chairman, Carson Products Company (cosmetics) (1998
DOB: 2/14/39                                               to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS            LENGTH OF     OVERSEEN BY                           DURING PAST 5 YEARS AND
   AND DATE OF BIRTH         TIME SERVED      TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Geraldine M. McNamara      Served since         52        Managing Director, U.S. Trust Company of New York (private bank) (1982-
 U.S. Trust Company of      2001.                          present). Trustee/Director, Phoenix Funds Complex (2001-present).
 New York
 11 West 54th Street
 New York, NY 10019
 DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
 Everett L. Morris          Served since         52        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
 164 Laird Road             1995.                          Director, W.H. Reaves Utility Income Fund (2004-present). Vice
 Colts Neck, NJ 07722                                      President, W.H. Reaves and Company (investment management) (1993-2003).
 DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
*James M. Oates             Served since         50        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets,
 c/o Northeast Partners     1987.                          Inc.) (financial services) (1997-present). Trustee / Director Phoenix
 150 Federal Street,                                       Funds Family (1987-present). Managing Director, Wydown Group (consulting
 Suite 1000                                                firm) (1994-present). Director, Investors Financial Service Corporation
 Boston, MA 02110                                          (1995-present), Investors Bank & Trust Corporation (1995-present),
 DOB: 5/31/46                                              Stifel Financial (1996-present), Connecticut River Bancorp
                                                           (1998-present), Connecticut River Bank (1999-present), Trust Company of
                                                           New Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                           Inc. (2000-present). Independent Chairman, John Hancock Trust (since
                                                           2005), Trustee, John Hancock Funds II and John Hancock Funds III (since
                                                           2005). Trustee, John Hancock Trust (2004-2005). Director/Trustee, AIB
                                                           Govett Funds (six portfolios) (1991-2000), and Command Systems, Inc.
                                                           (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                           (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co. (1995-2003).
                                                           Director and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
 Donald B. Romans           Served since         50        Retired. President, Romans & Company (private investors and financial
 39 S. Sheridan Road        2004.                          consultants) (1987-2003). Trustee/Director, Phoenix Funds Family
 Lake Forest, IL 60045                                     (1985-present). Trustee, Burnham Investors Trust (5 portfolios)
 DOB: 4/22/31                                              (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
 Richard E. Segerson        Served since         50        Managing Director, Northway Management Company (1998-present). Trustee/
 Northway Management        1993.                          Director, Phoenix Funds Family (1983-present).
 Company
 164 Mason Street
 Greenwich, CT 06830
 DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
 Ferdinand L. J. Verdonck   Served since         50        Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix Funds
 Nederpolder, 7             2004.                          Family (2002-present). Director EASDAQ (Chairman)(2001-present), The JP
 B-9000 Gent, Belgium                                      Morgan Fleming Continental European Investment Trust (1998-present),
 DOB: 7/30/42                                              Groupe SNEF(1998- present), Degussa Antwerpen N.V.(1998-present),
                                                           Santens N.V.(1999-present). Managing Director, Almanij N.V. (1992-2003).
                                                           Director, KBC Bank and Insurance Holding Company (Euronext) (1992-2003),
                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                           Luxembourgeoise (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                           (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003), Centea
                                                           N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and Luxemburg
                                                           (1995-2001), Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS           LENGTH OF     OVERSEEN BY                         DURING PAST 5 YEARS AND
    AND DATE OF BIRTH        TIME SERVED      TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
**Lowell P. Weicker, Jr.    Served since         50        Director, Medallion Financial New York (2003-present), Compuware (1996-
  7 Little Point Street     1995.                          present), WWE, Inc. (2000-present). President, The Trust for America's
  Essex, CT 06426                                          Health (non-profit) (2001-present). Trustee/Director, Phoenix Funds
  DOB: 5/16/31                                             Family (1995-present). Director, UST, Inc. (1995-2004), HPSC Inc.
                                                           (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

** Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the board of Trustees effective January 1, 2006.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS           LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
     AND DATE OF BIRTH        TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 ***Marilyn E. LaMarche      Served since         50        Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
    Lazard Freres & Co. LLC  2002.                          Trustee/Director, Phoenix Funds Family (2002-present). Director, The
    30 Rockefeller Plaza,                                   Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance Company
    59th Floor                                              (1989-2005).
    New York, NY 10020
    DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
****Philip R. McLoughlin     Served since         74        Director, PXRE Corporation (Reinsurance) (1985-present), World Trust
    200 Bridge Street        1989.                          Fund (1991-present). Director/Trustee, Phoenix Funds Complex
    Chatham, MA 02633                                       (1989-present). Management Consultant (2002-2004), Chairman (1997-2002),
    DOB: 10/23/46            Chairman                       Chief Executive Officer (1995-2002), Director (1995-2002), Phoenix
                                                            Investment Partners, Ltd., Director and Executive Vice President, The
                                                            Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                            Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                            Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                            Investment Counsel, Inc. Director (1982-2002), Chairman (2000-2002) and
                                                            President (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                            President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002)
                                                            and President (April 2002-September 2002), Phoenix Investment Management
                                                            Company. Director and Executive Vice President, Phoenix Life and Annuity
                                                            Company (1996-2002). Director (1995-2000) and Executive Vice President
                                                            (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable
                                                            Insurance Company. Director, Phoenix National Trust Holding Company
                                                            (2001-2002). Director (1985-2002) and Vice President (1986-2002) and
                                                            Executive Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                            Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                            Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

 *** Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

**** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
  NAME, ADDRESS AND           TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH                 TIME SERVED                                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci           President since 2004.        Executive Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 6/12/57                                            (wealth management) (since 2003). President and Chief Executive Officer,
                                                        Phoenix Investment Partners, Ltd. (since 2003). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                        Executive Officer of North American investment operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                        Management Group (2000-2001), and Executive Vice President of Distribution
                                                        and Marketing for U.S. institutional services business (1998-2000) Fidelity
                                                        Investments.
------------------------------------------------------------------------------------------------------------------------------------
George R. Aylward          Executive Vice President     Senior Vice President and Chief Executive Officer, Asset Management, The
DOB: 8/17/64               since 2004.                  Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present). Vice
                                                        President, Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                        Phoenix Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                        Investment Partners, Ltd. (2001-2002). Assistant Controller, Phoenix
                                                        Investment Partners, Ltd. (1996-2001). Executive Vice President, certain funds within the Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman         Senior Vice President        Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62               since 2004.                  Investment Partners, Ltd. (2005-present), Senior Vice President and Chief
                                                        Administrative Officer, Phoenix Investment Partners, Ltd., (2003-2004).
                                                        Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                        Planning Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch               Vice President and Chief     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
900 Third Avenue           Compliance Officer since     President and Chief Compliance Officer, certain Funds within the Phoenix
New York, NY 10022         2004.                        Fund Complex (2004-present); Vice President, The Zweig Total Return Fund,
DOB: 9/23/45                                            Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004-present);
                                                        President and Director of Watermark Securities, Inc. (1991-present);
                                                        Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                        Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market Neutral
                                                        Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss           Chief Financial Officer      Assistant Treasurer (2001-present), Vice President, Fund Accounting (1994-
DOB: 11/24/52              since 2005 and Treasurer     2000), Treasurer (1996-2000), Phoenix Equity Planning Corporation. Vice
                           since 1996.                  President (2003-present), Phoenix Investment Partners, Ltd. Chief Financial
                                                        Officer and Treasurer, or Assistant Treasurer, certain funds within the
                                                        Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr              Vice President,              Vice President and Counsel, Phoenix Life Insurance Company (May 2005-
One American Row           Chief Legal Officer,         present). Vice President, Counsel, Chief Legal Officer and Secretary of
Hartford, CT 06102         Counsel and                  certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
DOB: 8/30/54               Secretary since 2005.        Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                        (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                        Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301

TRUSTEES                                                                     INVESTMENT ADVISERS
E. Virgil Conway                                                             Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                                                          56 Prospect Street
S. Leland Dill                                                               Hartford, CT 06115-0480
Francis E. Jeffries
Leroy Keith, Jr.                                                             Duff & Phelps Investment Management Co.
Marilyn E. LaMarche                                                          (Phoenix Real Estate Securities Fund)
Philip R. McLoughlin                                                         55 East Monroe Street, Suite 3600
Geraldine M. McNamara                                                        Chicago, IL 60603
Everett L. Morris
James M. Oates                                                               PRINCIPAL UNDERWRITER
Donald B. Romans                                                             Phoenix Equity Planning Corporation
Richard E. Segerson                                                          One American Row
Ferdinand L. J. Verdonck                                                     Hartford, CT 06102
Lowell P. Weicker, Jr.
                                                                             TRANSFER AGENT
OFFICERS                                                                     Phoenix Equity Planning Corporation
Daniel T. Geraci, President                                                  One American Row
George R. Aylward, Executive Vice President                                  Hartford, CT 06102
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer                    CUSTODIANS
Nancy G. Curtiss, Chief Financial Officer and Treasurer                      Brown Brothers Harriman & Co.
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary    (Phoenix International Strategies Fund)
                                                                             40 Water Street
-------------------------------------------------------------------------    Boston, MA 02109
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations      State Street Bank and Trust Company
for semiannual and annual shareholder fund reports to allow mutual fund      P.O. Box 5501
companies to send a single copy of these reports to shareholders who         Boston, MA 02206-5501
share the same mailing address. If you would like additional copies,
please call Mutual Fund Services at 1-800-243-1574.                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------    PricewaterhouseCoopers LLP
                                                                             125 High Street
                                                                             Boston, MA 02110

                                                                             HOW TO CONTACT US
                                                                             Mutual Fund Services                  1-800-243-1574
                                                                             Advisor Consulting Group              1-800-243-4361
                                                                             Telephone Orders                      1-800-367-5877
                                                                             Text Telephone                        1-800-243-1926
                                                                             Web site                            PHOENIXFUNDS.COM

                   This page intentionally left blank.

--------------------------------------------------------------------------------
                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP490                                                                      1-06





ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.


     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  (a)(1) The Registrant's Board of Trustees has determined that the Registrant has two "audit committee financial experts" serving on its Audit Committee.

  (a)(2) E. Virgil Conway and Everett L. Morris have been determined by the Registrant to possess the technical attributes identified in
         Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

  (a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,080 for 2005 and $108,080 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,750 for 2005 and $22,250 for 2004.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix Multi-Portfolio Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                         (b) Not applicable for 2005 and not applicable for 2004

                         (c) 100% for 2005 and 0% for 2004

                         (d) Not applicable for 2005 and not applicable for 2004

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,889,949 for 2005 and $122,032 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At a Board of Trustees meeting held May 18, 2005, the Trustees approved a Policy for the Consideration of Trustee Nominees as follows:

                                  PHOENIX FUNDS

                POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

         The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Governance and Nominating Committee (the "Committee") of the Phoenix Funds (the "Trust") in filling vacancies on the Board of Trustees or when Trustees are to be nominated for election by shareholders.

MINIMUM NOMINEE QUALIFICATIONS

1. With respect to nominations for Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Trust's investment advisers and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Trust's Audit Committees.

3.       With  respect  to  all  Trustees,   nominees  must  qualify  under  all
         applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trust's retirement age for Trustees.

5. The Committees may also consider such other factors as they may determine to be relevant.

OTHER QUALIFICATIONS

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trust may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.       The Committee may require an interview with the proposed nominee.

NOMINEES RECOMMENDED BY SHAREHOLDERS

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have individually held for at least one full year five percent of the shares of a series of the Trust.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Trust's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

PROCESS FOR IDENTIFYING AND EVALUATING TRUSTEE NOMINEES

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board of Trustees.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)      Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)      Not applicable.

  (b)         Certifications  pursuant to Rule 30a-2(b) under  the 1940  Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Phoenix Multi-Portfolio Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                          George R. Aylward, Executive Vice President
                          (principal executive officer)

Date              1-31-06
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date              1-31-06
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Nancy G. Curtiss
                         -------------------------------------------------------
                           Nancy G. Curtiss, Chief Financial Officer and
                           Treasurer
                           (principal financial officer)

Date              1-31-06
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.